UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

               Investment Company Act file number      811-07455
                                                 -------------------------

                              Phoenix-Seneca Funds
      --------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                101 Munson Street
                              Greenfield, MA 01301
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


          Matthew A. Swendiman                    John R. Flores, Esq.
     Counsel & Chief Legal Officer            Vice President, Litigation/
             for Registrant                        Employment Counsel
     Phoenix Life Insurance Company          Phoenix Life Insurance Company
            One American Row                        One American Row
           Hartford, CT 06102                      Hartford, CT 06102
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 243-1574
                                                          ---------------

                      Date of fiscal year end: September 30
                                              -------------

                  Date of reporting period: September 30, 2004
                                           -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


          ANNUAL REPORT

          > SEPTEMBER 30, 2004

          o SENECA o

          Phoenix-Seneca Bond Fund

          Phoenix-Seneca Equity Income Fund

          Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund


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COMMITTED TO INVESTOR SUCCESS(SM)

        ----------------------------------------------------------------
          Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a
          bank;  and  are  subject  to  investment  risks,   including
          possible loss of the principal invested.
        ----------------------------------------------------------------





This report is not authorized for distribution to prospective investors in the Phoenix-Seneca Funds unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Trust's record and other pertinent information.

MESSAGE FROM THE CHAIRMAN

DEAR SHAREHOLDER:

[PHILIP R. MCLOUGHLIN PHOTO OMITTED]

      I encourage you to review the performance overview and outlook provided in this annual report for the Phoenix-Seneca Bond, Equity Income and Mid-Cap "EDGE"(SM) Funds, covering the fiscal year ended September 30, 2004.

      The pace of U.S. economic growth appears to have cooled off in recent months. Gross domestic product (GDP) and employment growth have slowed in response to rising energy prices and declining consumer optimism. In addition, the Federal Reserve's ongoing commitment to raising rates at a "measured pace" combined with increased oil prices, is likely to keep economic growth subdued through year end. As of this writing, the economy and markets seem to have paused to await the outcome of the presidential election, leaving open the possibility of a post-election rally in the equity markets.

      As always, short-term performance changes should not distract you from your long-term financial plan. Now may be an opportune time for you to review your portfolio with your financial advisor to make sure that your asset allocation remains on target for you. Keep in mind that finding the best balance of performance and protection requires discipline and diversification. 1 Your Phoenix Fund investment may help in this effort.

      At this time, the mutual fund industry continues to undergo far-reaching regulatory reforms. The Phoenix Funds Board of Trustees takes these matters seriously and is implementing initiatives to ensure compliance with the letter and the spirit of all requirements. We are confident that the fund industry will emerge stronger and more focused on the interests of shareholders as a result.

      To learn more about investing and your Fund, including monthly portfolio updates, please visit PhoenixInvestments.com.


Sincerely,

/s/Philip R. McLoughlin

Philip R. McLoughlin
Chairman, Phoenix Funds


OCTOBER 29, 2004





1 DIVERSIFICATION DOES NOT GUARANTEE AGAINST A LOSS, AND THERE IS NO GUARANTEE
  THAT A DIVERSIFIED PORTFOLIO WILL OUTPERFORM A NON-DIVERSIFIED PORTFOLIO.

      The preceding information is the opinion of the Phoenix Funds Board of Trustees. There is no guarantee that market forecasts discussed will be realized.

TABLE OF CONTENTS

Glossary ....................................................................  3
Phoenix-Seneca Bond Fund ....................................................  4
Phoenix-Seneca Equity Income Fund ........................................... 16
Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund ...................................... 26
Notes to Financial Statements ............................................... 36

GLOSSARY

DOW JONES WILSHIRE REAL ESTATE SECURITIES INDEX (FULL CAP)
A market capitalization-weighted index that measures publicly traded real estate securities such as real estate investment trusts and real estate operating companies. The index is calculated on a total-return basis with dividends reinvested.

DURATION
A measure of a fixed income fund's sensitivity to interest rate changes. For example, if a fund's duration is 5 years, a 1% increase in interest rates would result in a 5% decline in the fund's price. Similarly, a 1% decline in interest rates would result in a 5% gain in the fund's price.

FEDERAL FUNDS RATE
The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

LEHMAN BROTHERS AGGREGATE BOND INDEX
A measure of the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis.

PRICE-TO-EARNINGS RATIO (MULTIPLE)
A valuation measure calculated by dividing a stock's price by its current or projected earnings per share. The P/E ratio gives an idea of how much an investor is paying for current or future earnings power.

REITS
Real estate investment trusts are typically publicly traded companies that own, develop and operate income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

RUSSELL MIDCAP(R) GROWTH INDEX
A market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

S&P 500(R) INDEX
A market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

YIELD CURVE
A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A "normal or positive" yield curve indicates that short-term securities have a lower interest rate than long-term securities; an "inverted or negative" yield curve indicates short-term rates are exceeding long-term rates; and a "flat yield curve" means short- and long-term rates are about the same.


INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

PHOENIX-SENECA BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM LEADERS, GAIL SENECA, PH.D. AND ALBERT GUTIERREZ, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Phoenix-Seneca Bond Fund seeks high total return from both current income and capital appreciation. There is no guarantee that the Fund will achieve its objective.

Q: HOW DID THE FUND PERFORM OVER THE 12 MONTHS ENDED SEPTEMBER 30, 2004?

A: For the fiscal year ended September 30, 2004, the Fund's Class X shares returned 4.54%, Class A shares returned 4.33%, Class B shares returned 3.54% and Class C shares returned 3.53%. For the same period, the Lehman Brothers Aggregate Bond Index, which is both the broad-based and style-specific fixed income index appropriate for comparison, returned 3.68%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: LOOKING BACK OVER THE LAST 12 MONTHS, HOW WOULD YOU DESCRIBE THE FIXED INCOME MARKET ENVIRONMENT FOR INVESTORS?

A: For the 12 months ended September 30, 2004, the bond market surprised most investors. Long-term interest rates fell, despite record oil prices. Bonds outperformed stocks. High yield bonds produced the best returns, continuing their spectacular run of 2003.

      In the first quarter of 2004, we questioned the overwhelming industry opinion at that time that interest rates would rise sharply this year. We argued that the "conventional wisdom," or the consensus view of market direction, is always suspect because market prognostication is inherently uncertain. We took the opposite side of the "conventional wisdom" on rates and took the position that the then current [low] interest rate conditions, though historically unusual, may be longer lived than the conventional wisdom holds.

      Now, nine months later, the bond market appears to have endorsed our minority view. Most bond managers, whose portfolios expressed the "conventional wisdom" of rising rates, have underperformed the Lehman Brothers Aggregate Bond Index so far this year while we remained competitive to this broad bond market benchmark through September 30.

Q: WHAT FACTORS AFFECTED PERFORMANCE DURING THIS PERIOD?

A: The Fund maintained a neutral duration throughout most of the past year. Ordinarily an improving economy combined with a restrictive Federal Reserve (the "Fed") would have produced higher rates. However, the aggressive purchase of Treasuries by foreign governments offset this upward pressure, resulting in relatively stable interest rates. During the first half of the year, we took advantage of the roll-down opportunity provided by the historically steep yield curve and concentrated our maturity distribution in the middle of the yield curve. As the Fed began to raise short-term interest rates, we changed our stance to a barbell--rebalancing the Fund's allocation of bonds between those of long and short durations--to exploit the flattening of the curve. With the Fed continuing to raise rates, and foreign central bank currency intervention waning, we ended the fiscal year with slightly shorter duration than the benchmark. Our yield curve posture remained barbelled.

      Throughout the year we maintained a significant Treasury underweighting, combined with an overweighting in spread products, emphasizing both high investment grade corporates and mortgages due to their attractive risk-adjusted spreads. This sector selection contributed to performance throughout the year.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: Going forward, we expect that the bond market behavior will remain benign. The economic recovery seems genuine, but uninspired. Robust job growth has yet to materialize. Despite oil, core inflation is modest, and has actually begun to decelerate. Long-term rates will probably creep up, but we believe fears of a bond market debacle are unfounded. Sluggish employment gains and the drop in inflation expectations may require an accommodative monetary policy and a friendly Fed for an extended period. Our strategy is to continue to emphasize steady and superior income generation in this low yield environment.

                                                                    OCTOBER 2004




THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix-Seneca Bond Fund


--------------------------------------------------------------------------------
  ANNUAL TOTAL RETURNS 1                                 PERIOD ENDING 9/30/04
--------------------------------------------------------------------------------

                                                                             INCEPTION      INCEPTION
                                                    1 YEAR       5 YEARS     TO 9/30/04        DATE
                                                   --------     --------    ------------    ----------
        Class X Shares at NAV 2                      4.54%        7.00%         7.38%         3/7/96

        Class A Shares at NAV 2                      4.33         6.68          5.81          7/1/98
        Class A Shares at POP 3                     (0.63)        5.65          4.99          7/1/98

        Class B Shares at NAV 2                      3.54         5.89          5.01          7/1/98
        Class B Shares with CDSC 4                  (0.44)        5.89          5.01          7/1/98

        Class C Shares at NAV 2                      3.53         5.89          5.01          7/1/98
        Class C Shares with CDSC 4                   3.53         5.89          5.01          7/1/98

        Lehman Brothers Aggregate Bond Index         3.68         7.48        Note 5          Note 5

--------------------------------------------------------------------------------
  GROWTH OF $10,000                                        PERIODS ENDING 9/30
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/7/96 (inception of the Fund) in Class X shares. The total return for Class X shares reflects no sales charge. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

[CHART OMITTED -- EDGAR REPRESENTATION OF DATA IS AS FOLLOWS]

                Phoenix-Seneca Bond          Lehman Brothers
                  Fund Class X 6          Aggregate Bond Index
03/07/1996           $10,000                    $10,000
09/30/1996            10,413                     10,146
09/30/1997            11,586                     11,132
09/30/1998            12,679                     12,413
09/30/1999            13,124                     12,367
09/29/2000            13,934                     13,232
09/28/2001            15,305                     14,946
09/30/2002            16,214                     16,230
09/30/2003            17,605                     17,109
09/30/2004            18,404                     17,738

--------------------------------------------------------------------------------
  SECTOR WEIGHTINGS                                                    9/30/04
--------------------------------------------------------------------------------

As a percentage of total investments

[CHART OMITTED -- EDGAR REPRESENTATION OF DATA IS AS FOLLOWS]

Corporate                           34%
Non-Agency Mortgage-Backed          22
Agency Mortgage-Backed              17
U.S. Government                      9
Foreign Corporate                    7
Short-Term Obligations               6
Foreign Government                   3
Asset-Backed                         2

1 Total  returns  are  historical  and  include  changes in share  price and the reinvestment of both dividends and capital gains distributions.
2 "NAV" (Net Asset Value)  total  returns do not include the effect of any sales charge.
3 "POP" (Public  Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
5 Index  performance  is 6.91% for Class X (since 3/7/96) and 6.57% for Class A,
  Class B and Class C (since 7/1/98).
6 This chart  illustrates  NAV  returns  on Class X shares.  Returns on Class A,
  Class B and Class C shares will vary due to differing sales charges, fees and inception dates.

  For information regarding the index, see the glossary on page 3.

  ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT PHOENIXINVESTMENTS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

Phoenix-Seneca Bond Fund


ABOUT YOUR FUND'S EXPENSES
   As a shareholder of the Bond Fund, you incur two types of costs:
(1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class X shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES
   The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
   The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                              Beginning             Ending         Expenses Paid
       Bond Fund            Account Value       Account Value         During
        Class X             April 1, 2004    September 30, 2004       Period*
-----------------------     -------------    ------------------    -------------
Actual                        $1,000.00           $1,007.80           $3.88
Hypothetical (5% return
  before expenses)             1,000.00            1,021.09            3.91

*EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 0.77%,
 MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 4.54%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT SEPTEMBER 30, 2004 OF $1,045.40.

                              Beginning             Ending         Expenses Paid
       Bond Fund            Account Value       Account Value         During
        Class A             April 1, 2004    September 30, 2004       Period*
-----------------------     -------------    ------------------    -------------
Actual                        $1,000.00           $1,006.10           $5.44
Hypothetical (5% return
  before expenses)             1,000.00            1,019.51            5.49

*EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.08%,
 MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 4.33%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT SEPTEMBER 30, 2004 OF $1,043.30.

                              Beginning             Ending         Expenses Paid
       Bond Fund            Account Value       Account Value         During
        Class B             April 1, 2004    September 30, 2004       Period*
-----------------------     -------------    ------------------    -------------
Actual                        $1,000.00          $1,002.50            $9.51
Hypothetical (5% return
  before expenses)             1,000.00           1,015.38             9.62

*EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 1.90%,
 WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 3.54%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT SEPTEMBER 30, 2004 OF $1,035.40.

                              Beginning             Ending         Expenses Paid
       Bond Fund            Account Value       Account Value         During
        Class C             April 1, 2004    September 30, 2004       Period*
-----------------------     -------------    ------------------    -------------
Actual                        $1,000.00          $1,002.50            $9.51
Hypothetical (5% return
  before expenses)             1,000.00           1,015.38             9.62

*EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 1.90%,
 WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 3.53%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT SEPTEMBER 30, 2004 OF $1,035.30.

Phoenix-Seneca Bond Fund

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT SEPTEMBER 30, 2004 (AS A PERCENTAGE OF NET ASSETS)(h)
--------------------------------------------------------------------------------
 1. U.S. Treasury Bond 5.375%, 2/15/31                                   3.6%
 2. Master Asset Securitization Trust Alternative
    Loans Trust 04-6, 6A1 6.50%, 7/25/34                                 2.3%
 3. Fannie Mae 4%, 5/25/19                                               2.3%
 4. Morgan Stanley Mortgage Loan Trust 04-3,
    3A 6%, 4/25/34                                                       2.2%
 5. Master Asset Securitization Trust Alternative
    Loans Trust 03-5, 1A1 5.50%, 6/25/33                                 2.1%
 6. Swedish Export Credit Corp. 0%, 6/5/07                               2.0%
 7. U.S. Treasury Note 5%, 2/15/11                                       1.9%
 8. Master Asset Securitization Trust Alternative
    Loans Trust 04-3, 6A1 6.50%, 4/25/34                                 1.7%
 9. Residential Asset Mortgage Products, Inc.
    04-Sl1, A4 6.50%, 11/25/31                                           1.7%
10. Freddie Mac 4%, 4/15/19                                              1.7%
--------------------------------------------------------------------------------

                  SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2004

                                              MOODY'S     PAR
                                              RATING     VALUE
                                            (Unaudited)  (000)      VALUE
                                            -----------  ------  -----------
U.S. GOVERNMENT SECURITIES--8.9%

U.S. TREASURY BONDS--3.6%
U.S. Treasury Bond 5.375%, 2/15/31 .........     Aaa     $2,660  $ 2,849,525

U.S. TREASURY NOTES--5.3%
U.S. Treasury Note 1.625%, 2/28/06 .........     Aaa      1,195    1,182,817
U.S. Treasury Note 5%, 2/15/11 .............     Aaa      1,400    1,505,164

U.S. Treasury Inflationary Note 3%,
7/15/12(d) .................................     Aaa      1,000    1,166,490

U.S. Treasury Note 4.25%, 8/15/13 ..........     Aaa        405      411,059
                                                                 -----------
                                                                   4,265,530
                                                                 -----------
----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $6,976,261)                                       7,115,055
----------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--16.6%

Fannie Mae 4%, 2/25/19 .....................     Aaa      1,350    1,242,526
Fannie Mae 4%, 4/25/19 .....................     Aaa      1,455    1,331,894
Fannie Mae 4%, 5/25/19 .....................     Aaa      2,035    1,858,873
Fannie Mae 4%, 5/25/19 .....................     Aaa        560      509,235
Freddie Mac 5.50%, '16-'22 .................     Aaa      4,699    4,791,934
Freddie Mac 4%, 3/15/19 ....................     Aaa        970      883,497
Freddie Mac 5%, 3/15/19 ....................     Aaa        455      451,040
Freddie Mac 4%, 4/15/19 ....................     Aaa      1,470    1,340,542
Freddie Mac 4%, 4/15/19 ....................     Aaa      1,050      959,395
----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $13,132,438)                                     13,368,936
----------------------------------------------------------------------------


                                              MOODY'S     PAR
                                              RATING     VALUE
                                            (Unaudited)  (000)      VALUE
                                            -----------  ------  -----------
ASSET-BACKED SECURITIES--1.4%

New Century Home Equity Loan Trust 03-5,
A14 4.76%, 11/25/33 ........................     Aaa     $1,085  $ 1,104,088
----------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $1,071,655)                                       1,104,088
----------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED SECURITIES--21.6%

Banc of America Commercial Mortgage, Inc.
00-1, A1A 7.109%, 11/15/31 .................     Aaa        508      551,097

Citigroup Mortgage Loan Trust, Inc.
04-NCM2, 2CB3 8%, 8/25/34 ..................     Aaa      1,104    1,159,382

Citigroup Mortgage Loan Trust, Inc.
04-NCM2, 1CB3 7.50%, 8/25/34 ...............     Aaa        777      815,982

Countrywide Alternative Loan Trust
04-5CB, 1A1 6%, 3/25/34 ....................     Aaa      1,047    1,067,413

CS First Boston Mortgage Securities Corp.
03-23, 5A1 7%, 12/25/33 ....................     Aaa        475      498,286

CS First Boston Mortgage Securities Corp.
04-1, 2A1 6.50%, 2/25/34 ...................     Aaa        911      934,025

Master Asset Securitization Trust
Alternative Loans Trust 03-5, 1A1 5.50%,
6/25/33 ....................................    AAA(c)    1,658    1,662,300

Master Asset Securitization Trust
Alternative Loans Trust 03-7, 5A1 6.25%,
11/25/33 ...................................    AAA(c)      666      688,917

Master Asset Securitization Trust
Alternative Loans Trust 04-1, 3A1 7%,
1/25/34 ....................................    AAA(c)      720      763,673

Master Asset Securitization Trust
Alternative Loans Trust 04-3, 5A1 6.50%,
3/25/34 ....................................     Aaa        854      882,306


8                       See Notes to Financial Statements

Phoenix-Seneca Bond Fund


                                              MOODY'S     PAR
                                              RATING     VALUE
                                            (Unaudited)  (000)      VALUE
                                            -----------  ------  -----------
Master Asset Securitization Trust
Alternative Loans Trust 04-3, 6A1
6.50%, 4/25/34 .............................     Aaa     $1,367  $ 1,403,845

Master Asset Securitization Trust
Alternative Loans Trust 04-5, 6A1 7%,
6/25/34 ....................................     Aaa        593      619,206

Master Asset Securitization Trust
Alternative Loans Trust 04-6, 6A1 6.50%,
7/25/34 ....................................    AAA(c)    1,765    1,860,663

Master Asset Securitization Trust
Alternative Loans Trust 03-7, 6A1 6.50%,
12/25/33 ...................................    AAA(c)      320      327,040

Morgan Stanley Mortgage Loan Trust 04-3,
3A 6%, 4/25/34 .............................     Aaa      1,676    1,749,019

Residential Asset Mortgage Products, Inc.
04-Sl1, A4 6.50%, 11/25/31 .................    AAA(c)    1,338    1,368,234

Residential Asset Mortgage Products, Inc.
04-Sl32, A3 8.50%, 12/25/31 ................    AAA(c)    1,000    1,072,500
----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $17,404,684)                                     17,423,888
----------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--2.8%

MEXICO--0.4%
United Mexican States 6.75%, 9/27/34 .......    Baa         355      340,978

POLAND--0.4%
Republic of Poland 5.25%, 1/15/14 ..........     A          305      315,370

SWEDEN--2.0%
Swedish Export Credit Corp. 0%, 6/5/07 .....    Aa        1,690    1,595,142
----------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $2,341,846)                                       2,251,490
----------------------------------------------------------------------------

FOREIGN CORPORATE BONDS(g)--6.6%

BERMUDA--0.4%
Endurance Specialty Holdings Ltd. 7%,
7/15/34 ....................................    Baa         350      357,769

CANADA--2.9%
Abitibi-Consolidated, Inc. 8.30%, 8/1/05 ...    Ba          345      357,937
Cascades, Inc. 7.25%, 2/15/13 ..............    Ba          361      379,952
Corus Entertainment, Inc. 8.75%, 3/1/12 ....     B           82       90,918

Norske Skog Canada Ltd. Series D 8.625%,
6/15/11 ....................................    Ba          180      196,200

Rogers Cablesystems Ltd. Series B 10%,
3/15/05 ....................................    Ba          270      279,113

Tembec Industries, Inc. 8.50%, 2/1/11 ......    Ba          375      393,750
TransCanada Pipelines Ltd. 4%, 6/15/13 .....     A          470      446,745
Videotron Ltd. 6.875%, 1/15/14 .............    Ba          205      211,150
                                                                 -----------
                                                                   2,355,765
                                                                 -----------


                                              MOODY'S     PAR
                                              RATING     VALUE
                                            (Unaudited)  (000)      VALUE
                                            -----------  ------  -----------
FRANCE--0.5%
Crown European Holdings SA 9.50%,
3/1/11 .....................................     B       $  365  $   408,800

GERMANY--0.5%
Deutsche Telekom International Finance DT
8.75%, 6/15/30 .............................    Baa         310      400,699

HONG KONG--0.5%
Hutchison Whampoa International Ltd. 144A
6.25%, 1/24/14(b) ..........................     A          385      395,082

NETHERLANDS--0.3%
ABN AMRO Bank NV 4.65%, 6/4/18 .............     A          240      225,915

UNITED KINGDOM--0.6%
BP Capital Markets plc 2.625%, 3/15/07 .....     Aa         200      198,249

British Sky Broadcasting Group plc 8.20%,
7/15/09 ....................................    Baa          30       34,959

ICI Wilmington, Inc. 5.625%, 12/1/13 .......    Baa         255      262,048
                                                                 -----------
                                                                     495,256
                                                                 -----------
UNITED STATES--0.9%
Tyco International Group SA 6%, 11/15/13 ...    Baa         405      437,092

Tyco International Group SA Participation
Certificate Trust 144A 4.436%, 6/15/07(b) ..    Baa         260      265,694
                                                                 -----------
                                                                     702,786
                                                                 -----------
----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $5,173,233)                                       5,342,072
----------------------------------------------------------------------------

DOMESTIC CORPORATE BONDS--32.8%

AEROSPACE & DEFENSE--0.7%
Boeing Capital Corp. 6.10%, 3/1/11 .........     A          345      377,864
Goodrich Corp. 7.625%, 12/15/12 ............    Baa         138      162,097
                                                                 -----------
                                                                     539,961
                                                                 -----------
AUTO PARTS & EQUIPMENT--0.1%
Delphi Trust II 6.197%, 11/15/33(e) ........    Baa         115      116,766

AUTOMOBILE MANUFACTURERS--0.8%
DaimlerChrysler NA Holdings 2.34%,
9/10/07(e) .................................     A          210      210,222

Ford Motor Co. 6.625%, 10/1/28 .............    Baa         260      235,382
General Motors Corp. 8.375%, 7/15/33 .......    Baa         215      228,281
                                                                 -----------
                                                                     673,885
                                                                 -----------
BROADCASTING & CABLE TV--4.4%
Clear Channel Communications, Inc. 8%,
11/1/08 ....................................    Baa         349      396,115

Cox Communications, Inc. 6.75%, 3/15/11 ....    Baa           5        5,351


                        See Notes to Financial Statements                      9

Phoenix-Seneca Bond Fund


                                              MOODY'S     PAR
                                              RATING     VALUE
                                            (Unaudited)  (000)      VALUE
                                            -----------  ------  -----------
Cox Enterprises, Inc. 144A 4.375%,
5/1/08(b) ..................................    Baa      $  265  $   258,757

CSC Holdings, Inc. 10.50%, 5/15/16 .........     B          555      632,700

CSC Holdings, Inc. Series B 7.625%,
4/1/11 .....................................     B          365      386,444

Echostar DBS Corp. 5.75%, 10/1/08 ..........    Ba          360      363,600
Echostar DBS Corp. 9.125%, 1/15/09 .........    Ba          625      698,438

Lenfest Communications, Inc. 10.50%,
6/15/06 ....................................    Ba          231      256,988

Liberty Media Corp. 3.50%, 9/25/06 .........    Baa         540      537,817
                                                                 -----------
                                                                   3,536,210
                                                                 -----------
BUILDING PRODUCTS--0.5%
American Standard, Inc. 7.625%, 2/15/10 ....    Ba          328      371,460

CASINOS & GAMING--0.5%
Caesars Entertainment, Inc. 7.875%,
12/15/05 ...................................    Ba          360      379,800

CONSUMER FINANCE--2.0%
American General Finance Corp. 4%,
3/15/11 ....................................     A          410      400,640

General Electric Capital Corp. Series MTNA
2.85%, 1/30/06 .............................    Aaa         345      345,881

Household Finance Corp. 4.75%, 5/15/09 .....     A          370      381,883
MBNA America Bank NA 5.375%, 1/15/08 .......    Baa         479      502,256
                                                                 -----------
                                                                   1,630,660
                                                                 -----------
DIVERSIFIED BANKS--0.3%
Wachovia Corp. 4.875%, 2/15/14 .............     A          240      239,183

DIVERSIFIED CHEMICALS--0.3%
Du Pont (E.I.) de Nemours & Co. 4.125%,
4/30/10 ....................................    Aa          250      252,265

ELECTRIC UTILITIES--1.8%
Consolidated Edison Co. of New York
5.875%, 4/1/33 .............................     A          135      139,451

FirstEnergy Corp. Series B 6.45%,
11/15/11 ...................................    Baa         360      393,277

Pacific Gas & Electric Co. 4.20%, 3/1/11 ...    Baa         130      128,508
Progress Energy, Inc. 6.75%, 3/1/06 ........    Baa         376      394,857

Southern California Edison Co. 8%,
2/15/07 ....................................     A          330      365,274
                                                                 -----------
                                                                   1,421,367
                                                                 -----------
ENVIRONMENTAL SERVICES--0.9%
Oakmont Asset Trust 144A 4.514%,
12/22/08(b) ................................    Baa         190      189,801


                                              MOODY'S     PAR
                                              RATING     VALUE
                                            (Unaudited)  (000)      VALUE
                                            -----------  ------  -----------
Waste Management, Inc. 6.50%, 11/15/08 .....    Baa      $  513  $   562,369
                                                                 -----------
                                                                     752,170
                                                                 -----------
GAS UTILITIES--0.9%
NiSource Finance Corp. 7.625%, 11/15/05 ....    Baa         656      689,322

HEALTH CARE DISTRIBUTORS--1.4%
Cardinal Healthcare, Inc. 6.75%, 2/15/11 ...    Baa         185      199,126
Omnicare, Inc. 8.125%, 3/15/11 .............    Ba          580      633,650
Owens & Minor, Inc. 8.50%, 7/15/11 .........    Ba          300      333,000
                                                                 -----------
                                                                   1,165,776
                                                                 -----------
HEALTH CARE EQUIPMENT--0.2%
Fisher Scientific International, Inc. 8%,
9/1/13 .....................................    Ba          155      174,375

HEALTH CARE SERVICES--0.4%
Fresenius Medical Capital Trust II 7.875%,
2/1/08 .....................................    Ba          325      355,875

HOMEBUILDING--1.5%
D.R. Horton, Inc. 7.50%, 12/1/07 ...........    Ba          513      566,865
NVR, Inc. 5%, 6/15/10 ......................    Baa         239      241,390
Toll Corp. 8%, 5/1/09 ......................    Ba          350      365,750
                                                                 -----------
                                                                   1,174,005
                                                                 -----------
HOTELS, RESORTS & CRUISE LINES--0.7%
Hilton Hotels Corp. 7.625%, 12/1/12 ........    Baa         294      343,245
Royal Caribbean Cruises Ltd. 8%, 5/15/10 ...    Ba           30       33,937

Royal Caribbean Cruises Ltd. 8.75%,
2/2/11 .....................................    Ba          130      152,425

Royal Caribbean Cruises Ltd. 7.25%,
3/15/18 ....................................    Ba           22       23,320
                                                                 -----------
                                                                     552,927
                                                                 -----------
HOUSEWARES & SPECIALTIES--0.5%
American Greetings Corp. Class A 6.10%,
8/1/28 .....................................    Ba          389      417,202

INTEGRATED OIL & GAS--0.8%
ConocoPhillips 3.625%, 10/15/07 ............     A          630      636,305

INTEGRATED TELECOMMUNICATION SERVICES--1.3%
Sprint Capital Corp. 8.75%, 3/15/32 ........    Baa         410      520,369

Verizon Global Funding Corp. 7.75%,
12/1/30 ....................................     A          465      556,894
                                                                 -----------
                                                                   1,077,263
                                                                 -----------
INVESTMENT BANKING & BROKERAGE--1.4%
Bear Stearns Cos., Inc. (The) 2.875%,
7/2/08 .....................................     A           85       82,563

Goldman Sachs Group, Inc. 5.25%,
10/15/13 ...................................    Aa          155      156,065


10                       See Notes to Financial Statements

Phoenix-Seneca Bond Fund

                                              MOODY'S     PAR
                                              RATING     VALUE
                                            (Unaudited)  (000)      VALUE
                                            -----------  ------  -----------
Goldman Sachs Group, Inc. 6.125%,
2/15/33(f) .................................    Aa       $  440  $   441,948

Lehman Brothers Holdings, Inc. 4%,
1/22/08 ....................................     A            2        2,031

Merrill Lynch & Co., Inc. 4.125%, 9/10/09 ..    Aa          440      441,201
Morgan Stanley 6.75%, 4/15/11 ..............    Aa           40       44,822
                                                                 -----------
                                                                   1,168,630
                                                                 -----------
LIFE & HEALTH INSURANCE--1.1%
Protective Life Secured Trust 4%, 4/1/11 ...    Aa          930      908,689

METAL & GLASS CONTAINERS--1.0%
Ball Corp. 6.875%, 12/15/12 ................    Ba          306      327,420

Owens-Brockway Glass Container, Inc.
8.875%, 2/15/09 ............................     B          298      325,565

Owens-Illinois, Inc. 7.15%, 5/15/05 ........    Caa         150      153,000
                                                                 -----------
                                                                     805,985
                                                                 -----------
MOVIES & ENTERTAINMENT--0.7%
Time Warner, Inc. 9.125%, 1/15/13 ..........    Baa         424      530,865

OIL & GAS EXPLORATION & PRODUCTION--0.5%
Pioneer Natural Resource Co. 5.875%,
7/15/16 ....................................    Baa         350      365,247

OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.4%
Kinder Morgan Energy Partners 7.30%,
8/15/33 ....................................    Baa         255      287,209

OTHER DIVERSIFIED FINANCIAL SERVICES--0.3%
Citigroup, Inc.144A 5%, 9/15/14(b) .........    Aa          230      230,475

PACKAGED FOODS & MEATS--1.2%
Dean Foods Co. 8.15%, 8/1/07 ...............    Ba          443      483,978
Kraft Foods, Inc. 5.625%, 11/1/11 ..........     A          445      470,033
                                                                 -----------
                                                                     954,011
                                                                 -----------
PAPER PRODUCTS--0.5%
Bowater, Inc. 9%, 8/1/09 ...................    Ba          375      415,030

PHARMACEUTICALS--0.3%
Wyeth 5.50%, 2/1/14 ........................    Baa         225      228,258

PROPERTY & CASUALTY INSURANCE--0.4%
Fund American Cos., Inc. 5.875%, 5/15/13 ...    Baa         300      306,277


                                              MOODY'S     PAR
                                              RATING     VALUE
                                            (Unaudited)  (000)      VALUE
                                            -----------  ------  -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.3%
LNR Property Corp. 7.625%, 7/15/13 .........    Ba       $  235  $   258,500

REGIONAL BANKS--0.5%
Colonial Bank 9.375%, 6/1/11 ...............    Ba          338      404,612

REITS--1.2%
Archstone-Smith Trust 7.90%, 2/15/16 .......   Baa          191      226,187
iStar Financial, Inc. 4.875%, 1/15/09 ......    Ba          535      538,762
iStar Financial, Inc. 6%, 12/15/10 .........    Ba          185      193,413
                                                                 -----------
                                                                     958,362
                                                                 -----------
RESTAURANTS--1.1%
Yum! Brands, Inc. 7.70%, 7/1/12 ............   Baa          748      888,878

THRIFTS & MORTGAGE FINANCE--1.0%
Sovereign Bank Class A-1, 144A 10.20%,
6/30/05(b) .................................   Baa          800      823,179

TOBACCO--0.5%
Altria Group, Inc. 7%, 11/4/13 .............   Baa          380      396,478

TRUCKING--0.4%
Hertz Corp. 6.35%, 6/15/10 .................   Baa          340      352,275
----------------------------------------------------------------------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $25,358,421)                                     26,439,737
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--90.7%
(IDENTIFIED COST $71,458,538)                                     73,045,266
----------------------------------------------------------------------------

                                             STANDARD
                                             & POOR'S
                                              RATING
                                            (Unaudited)
                                            -----------
SHORT-TERM OBLIGATIONS--6.2%

U.S. GOVERNMENT SECURITIES--6.2%
U.S. Treasury Bill 0%, 10/28/04 ............    AAA       5,000    4,995,159
----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $4,995,219)                                       4,995,159
----------------------------------------------------------------------------

TOTAL INVESTMENTS--96.9%
(IDENTIFIED COST 76,453,757)                                      78,040,425(a)
Other assets and liabilities, net--3.1%                            2,504,168
                                                                 -----------
NET ASSETS--100.0%                                               $80,544,593
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,086,891 and gross depreciation of $520,638 for federal income tax purposes. At September 30, 2004, the aggregate cost of securities for federal income tax purposes was $76,474,172.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, these securities amounted to a value of $2,162,988 or 2.7% of net assets.
(c)  As rated by Standard & Poor's or Fitch.
(d) Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(f)  All or a portion segregated as collateral for delayed delivery contracts.
(g) Foreign Corporate Bonds are determined based on the country in which the security is issued. The country of risk, noted in the headers, is determined based on criteria described in Note 2J "Foreign security country determination" in the Notes to Financial Statements.
(h)  Table excludes short-term obligations.

                       See Notes to Financial Statements                      11

Phoenix-Seneca Bond Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2004


ASSETS
Investment securities at value
   (Identified cost $76,453,757)                                    $78,040,425
Cash                                                                  1,822,089
Receivables
   Interest                                                             695,182
   Investment securities sold                                           436,955
   Fund shares sold                                                     273,548
Prepaid expenses                                                         23,214
                                                                    -----------
     Total assets                                                    81,291,413
                                                                    -----------
LIABILITIES
Payables
   Investment securities purchased                                      436,489
   Fund shares repurchased                                              180,729
   Investment advisory fee                                               41,490
   Transfer agent fee                                                    16,712
   Distribution and service fees                                         15,400
   Financial agent fee                                                    6,728
   Trustees' fee                                                          2,524
Accrued expenses                                                         46,748
                                                                    -----------
     Total liabilities                                                  746,820
                                                                    -----------
NET ASSETS                                                          $80,544,593
                                                                    ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                    $78,551,106
Accumulated net realized gain                                           406,819
Net unrealized appreciation                                           1,586,668
                                                                    -----------
NET ASSETS                                                          $80,544,593
                                                                    ===========
CLASS X
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $39,475,951)                   3,679,182
Net asset value and offering price per share                             $10.73

CLASS A
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $29,864,450)                   2,808,399
Net asset value per share                                                $10.63
Offering price per share $10.63/(1-4.75%)                                $11.16

CLASS B
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $7,375,126)                      706,251
Net asset value and offering price per share                             $10.44

CLASS C
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $3,829,066)                      366,010
Net asset value and offering price per share                             $10.46


                             STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 2004
INVESTMENT INCOME
Interest                                                             $3,450,620
                                                                     ----------
     Total investment income                                          3,450,620
                                                                     ----------
EXPENSES
Investment advisory fee                                                 382,004
Service fees, Class A                                                    64,688
Distribution and service fees, Class B                                   86,261
Distribution and service fees, Class C                                   39,611
Financial agent fee                                                      79,829
Transfer agent                                                           95,063
Professional                                                             36,187
Custodian                                                                22,193
Printing                                                                 16,142
Registration                                                             12,029
Trustees                                                                 10,463
Miscellaneous                                                            19,846
                                                                     ----------
     Total expenses                                                     864,316
     Less expenses reimbursed by investment adviser                     (32,865)
                                                                     ----------
     Net expenses                                                       831,451
                                                                     ----------
NET INVESTMENT INCOME                                                 2,619,169
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                        707,999
Net change in unrealized appreciation (depreciation) on
   investments                                                          (42,179)
                                                                     ----------
NET GAIN ON INVESTMENTS                                                 665,820
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $3,284,989
                                                                     ==========

12                      See Notes to Financial Statements

Phoenix-Seneca Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                             Year Ended     Year Ended
                                                                                               9/30/04        9/30/03
                                                                                            ------------   ------------
FROM OPERATIONS
   Net investment income (loss)                                                              $ 2,619,169   $  2,715,988
   Net realized gain (loss)                                                                      707,999      2,948,318
   Net change in unrealized appreciation (depreciation)                                          (42,179)       166,483
                                                                                             -----------   ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 3,284,989      5,830,789
                                                                                             -----------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class X                                                             (1,620,719)    (1,492,195)
   Net investment income, Class A                                                             (1,010,005)      (778,490)
   Net investment income, Class B                                                               (289,090)      (318,986)
   Net investment income, Class C                                                               (131,208)      (149,071)
   Net realized short-term gains, Class X                                                       (252,338)      (217,767)
   Net realized short-term gains, Class A                                                       (167,247)      (132,351)
   Net realized short-term gains, Class B                                                        (57,571)       (68,404)
   Net realized short-term gains, Class C                                                        (27,108)       (31,478)
                                                                                             -----------   ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                  (3,555,286)    (3,188,742)
                                                                                             -----------   ------------
FROM SHARE TRANSACTIONS
CLASS X
   Proceeds from sales of shares (1,059,886 and 931,093 shares, respectively)                 11,303,257      9,890,760
   Net asset value of shares issued from reinvestment of distributions
     (156,652 and 149,298 shares, respectively)                                                1,673,558      1,572,658
   Cost of shares repurchased (874,764 and 2,422,700 shares, respectively)                    (9,365,661)   (25,366,816)
                                                                                             -----------   ------------
Total                                                                                          3,611,154    (13,903,398)
                                                                                             -----------   ------------
CLASS A
   Proceeds from sales of shares (1,352,113 and 952,708 shares, respectively)                 14,336,728      9,955,589
   Net asset value of shares issued from reinvestment of distributions
     (96,898 and 65,813 shares, respectively)                                                  1,025,910        688,645
   Cost of shares repurchased (631,018 and 1,080,334 shares, respectively)                    (6,682,881)   (11,324,986)
                                                                                             -----------   ------------
Total                                                                                          8,679,757       (680,752)
                                                                                             -----------   ------------
CLASS B
   Proceeds from sales of shares (50,502 and 292,241 shares, respectively)                       527,424      3,004,971
   Net asset value of shares issued from reinvestment of distributions
     (22,472 and 26,320 shares, respectively)                                                    234,221        270,800
   Cost of shares repurchased (339,531 and 341,941 shares, respectively)                      (3,535,857)    (3,536,816)
                                                                                             -----------   ------------
Total                                                                                         (2,774,212)      (261,045)
                                                                                             -----------   ------------
CLASS C
   Proceeds from sales of shares (51,807 and 195,645 shares, respectively)                       537,161      2,009,923
   Net asset value of shares issued from reinvestment of distributions
     (11,699 and 13,767 shares, respectively)                                                    122,066        141,868
   Cost of shares repurchased (149,275 and 255,505 shares, respectively)                      (1,562,404)    (2,625,231)
                                                                                             -----------   ------------
Total                                                                                           (903,177)      (473,440)
                                                                                             -----------   ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                   8,613,522    (15,318,635)
                                                                                             -----------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                       8,343,225    (12,676,588)

NET ASSETS
   Beginning of period                                                                        72,201,368     84,877,956
                                                                                             -----------   ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     OF $0 AND $431,853, RESPECTIVELY]                                                       $80,544,593   $ 72,201,368
                                                                                             ===========   ============

                       See Notes to Financial Statements                      13

Phoenix-Seneca Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                        CLASS X
                                                              ---------------------------------------------------------
                                                                                YEAR ENDED SEPTEMBER 30,
                                                              ---------------------------------------------------------
                                                               2004          2003        2002(4)       2001       2000
Net asset value, beginning of period                          $10.78        $10.39       $10.44       $10.16     $10.35
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                              0.40          0.41         0.48         0.70       0.77
   Net realized and unrealized gain (loss)                      0.08          0.46         0.12         0.26      (0.18)
                                                              ------        ------       ------       ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                           0.48          0.87         0.60         0.96       0.59
                                                              ------        ------       ------       ------     ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                        (0.46)        (0.42)       (0.49)       (0.68)     (0.71)
   Distributions from net realized gains                       (0.07)        (0.06)       (0.16)          --      (0.07)
                                                              ------        ------       ------       ------     ------
     TOTAL DISTRIBUTIONS                                       (0.53)        (0.48)       (0.65)       (0.68)     (0.78)
                                                              ------        ------       ------       ------     ------
Change in net asset value                                      (0.05)         0.39        (0.05)        0.28      (0.19)
                                                              ------        ------       ------       ------     ------
NET ASSET VALUE, END OF PERIOD                                $10.73        $10.78       $10.39       $10.44     $10.16
                                                              ======        ======       ======       ======     ======
Total return                                                    4.54%         8.57%        5.94%        9.84%      6.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                        $39,476       $35,966      $48,606      $48,448    $39,981
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses(3)                                    0.80%         0.86%        0.83%        0.85%      0.91%
   Gross operating expenses                                     0.80%         0.86%        0.83%        0.85%      1.13%
   Net investment income                                        3.72%         3.93%        4.75%        6.79%      7.67%
Portfolio turnover                                               136%          244%         410%         170%        74%

                                                                                        CLASS A
                                                              ---------------------------------------------------------
                                                                                YEAR ENDED SEPTEMBER 30,
                                                              ---------------------------------------------------------
                                                             2004           2003       2002(4)      2001     2000
Net asset value, beginning of period                          $10.68        $10.29       $10.37       $10.11     $10.29
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                              0.36          0.38         0.44         0.67       0.75
   Net realized and unrealized gain (loss)                      0.08          0.45         0.11         0.26      (0.18)
                                                              ------        ------       ------       ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                           0.44          0.83         0.55         0.93       0.57
                                                              ------        ------       ------       ------     ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                        (0.42)        (0.38)       (0.47)       (0.67)     (0.68)
   Distributions from net realized gains                       (0.07)        (0.06)       (0.16)          --      (0.07)
                                                              ------        ------       ------       ------     ------
     TOTAL DISTRIBUTIONS                                       (0.49)        (0.44)       (0.63)       (0.67)     (0.75)
                                                              ------        ------       ------       ------     ------
Change in net asset value                                      (0.05)         0.39        (0.08)        0.26      (0.18)
                                                              ------        ------       ------       ------     ------
NET ASSET VALUE, END OF PERIOD                                $10.63        $10.68       $10.29       $10.37     $10.11
                                                              ======        ======       ======       ======     ======
Total return(2)                                                 4.33%         8.28%        5.50%        9.54%      5.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                        $29,864       $21,263      $21,127      $15,376     $7,335
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses(3)                                    1.11%         1.15%        1.15%        1.16%      1.16%
   Gross operating expenses                                     1.11%         1.21%        1.22%        1.27%      1.81%
   Net investment income                                        3.37%         3.65%        4.38%        6.42%      7.60%
Portfolio turnover                                               136%          244%         410%         170%        74%

(1)  Computed using average shares outstanding.
(2)  Sales charges are not reflected in total return calculation.
(3) For the periods ended September 30, 2002, 2001 and 2000 for Class X and the periods ended September 30, 2001 and 2000 for Class A, the ratio of net operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio of net operating expenses to average net assets would have been 0.01% lower than the ratio shown in the table.
(4) As required, effective October 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended September 30, 2002, was to decrease the ratio of net investment income to average net assets from 4.80% to 4.75% and from 4.44% to 4.38% for Class X and Class A, respectively; to decrease net investment income (loss) per share from 0.49 to 0.48 per share and from
     0.45 to 0.44 per share for Class X and Class A, respectively; and, to increase net realized and unrealized gain (loss) from 0.11 to 0.12 per share and from 0.10 to 0.11 per share for Class X and Class A, respectively. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

14                      See Notes to Financial Statements

Phoenix-Seneca Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                        CLASS B
                                                              ---------------------------------------------------------
                                                                                YEAR ENDED SEPTEMBER 30,
                                                              ---------------------------------------------------------
                                                               2004          2003        2002(4)       2001       2000
Net asset value, beginning of period                          $10.50        $10.13       $10.25       $10.04     $10.27
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                              0.28          0.30         0.36         0.57       0.68
   Net realized and unrealized gain (loss)                      0.08          0.44         0.11         0.28      (0.20)
                                                              ------        ------       ------       ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                           0.36          0.74         0.47         0.85       0.48
                                                              ------        ------       ------       ------     ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                        (0.35)        (0.31)       (0.43)       (0.64)     (0.64)
   Distributions from net realized gains                       (0.07)        (0.06)       (0.16)          --      (0.07)
                                                              ------        ------       ------       ------     ------
     TOTAL DISTRIBUTIONS                                       (0.42)        (0.37)       (0.59)       (0.64)     (0.71)
                                                              ------        ------       ------       ------     ------
Change in net asset value                                      (0.06)         0.37        (0.12)        0.21      (0.23)
                                                              ------        ------       ------       ------     ------
NET ASSET VALUE, END OF PERIOD                                $10.44        $10.50       $10.13       $10.25     $10.04
                                                              ======        ======       ======       ======     ======
Total return(2)                                                 3.54%         7.43%        4.83%        8.67%      5.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                         $7,375       $10,218      $10,093       $7,713     $3,086
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses(3)                                    1.90%         1.90%        1.90%        1.91%      1.91%
   Gross operating expenses                                     2.07%         2.10%        2.16%        2.35%      3.08%
   Net investment income                                        2.69%         2.91%        3.63%        5.64%      6.83%
Portfolio turnover                                               136%          244%         410%         170%        74%

                                                                                        CLASS C
                                                              ---------------------------------------------------------
                                                                                YEAR ENDED SEPTEMBER 30,
                                                              ---------------------------------------------------------
                                                               2004          2003        2002(4)       2001       2000
Net asset value, beginning of period                          $10.52        $10.15       $10.26       $10.06     $10.27
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                              0.28          0.30         0.36         0.58       0.69
   Net realized and unrealized gain (loss)                      0.08          0.44         0.12         0.26      (0.20)
                                                              ------        ------       ------       ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                           0.36          0.74         0.48         0.84       0.49
                                                              ------        ------       ------       ------     ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                        (0.35)        (0.31)       (0.43)       (0.64)     (0.63)
   Distributions from net realized gains                       (0.07)        (0.06)       (0.16)          --      (0.07)
                                                              ------        ------       ------       ------     ------
     TOTAL DISTRIBUTIONS                                       (0.42)        (0.37)       (0.59)       (0.64)     (0.70)
                                                              ------        ------       ------       ------     ------
Change in net asset value                                      (0.06)         0.37        (0.11)        0.20      (0.21)
                                                              ------        ------       ------       ------     ------
NET ASSET VALUE, END OF PERIOD                                $10.46        $10.52       $10.15       $10.26     $10.06
                                                              ======        ======       ======       ======     ======
Total return(2)                                                 3.53%         7.42%        4.83%        8.65%      5.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                         $3,829        $4,754       $5,052       $3,842     $1,957
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses(3)                                    1.90%         1.90%        1.90%        1.91%      1.91%
   Gross operating expenses                                     2.37%         2.41%        2.50%        2.78%      4.08%
   Net investment income                                        2.64%         2.91%        3.63%        5.69%      6.88%
Portfolio turnover                                               136%          244%         410%         170%        74%

(1)  Computed using average shares outstanding.
(2)  Sales charges are not reflected in total return calculation.
(3) For the periods ended September 30, 2001, and 2000 for Class B and Class C, the ratio of net operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if the expense offsets were included, the ratio of net operating expenses to average net assets would have been 0.01% lower than the ratio shown in the table.
(4) As required, effective October 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended September 30, 2002, was to decrease the ratio of net investment income to average net assets from 3.69% to 3.63% for Class B and Class C; to decrease net investment income (loss) per share from 0.37 to 0.36 per share for Class B and Class C; and, to increase net realized and unrealized gain (loss) from 0.10 to 0.11 per share and from 0.11 to
     0.12 per share for Class B and Class C, respectively. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements                     15

PHOENIX-SENECA EQUITY INCOME FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM LEADERS, GAIL SENECA, PH.D. AND ALBERT GUTIERREZ, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Phoenix-Seneca Equity Income Fund seeks high total return in both current income and long-term capital appreciation. There is no guarantee that the Fund will achieve its objective.

Q: HOW DID THE FUND PERFORM OVER THE 12 MONTHS ENDED SEPTEMBER 30, 2004?

A: For the fiscal year ended September 30, 2004, the Fund's Class X shares returned 21.04%, Class A shares returned 19.99%, Class B shares returned 18.17% and Class C shares returned 18.45%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 13.86%, and the Dow Jones Wilshire Real Estate Securities Index (Full Cap), which is the Fund's style-specific equity index appropriate for comparison, returned 26.49%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: LOOKING BACK OVER THE 12 MONTHS ENDED SEPTEMBER 30, 2004, HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT FOR INVESTORS?

A: Over the last 12 months, the market environment for REITs was quite favorable. Company fundamentals supported high dividend payout rates and investors directed funds into this market sector. The rise in interest rates in the second quarter of 2004 caused considerable volatility in the sector, and REITs sold off sharply, only to rebound strongly and completely in the third quarter. With interest rates now back to early 2004 levels and industry fundamentals continuing to improve, REITs are again rallying.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE OVER THE 12 MONTHS ENDED SEPTEMBER 30, 2004?

A: While, as noted earlier, the Fund lagged its benchmark during the period, that difference is readily explained. The Fund initially benefited from an overweight position in mortgage REITs and mortgage related companies in late 2003 and early 2004. Then, early in 2004, the Fund reduced its exposure to mortgage related companies and property REITs and increased exposure to diversified financial service firms, primarily banks. This repositioning was beneficial to the Fund's performance early in the second quarter, however, it hindered performance as REITs snapped back from their April slump. The portfolio has since reduced its non-REIT weighting, and we continue to have very limited exposure to mortgage REITs. The Fund has benefited from an overweight position in lodging and retail REITs relative to its benchmark, where improving fundamentals and heightened acquisition activity have driven stock prices higher.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: We expect stable to rising stock prices in the REIT and real estate sectors. We continue to overweight lodging and retail REITs, which should benefit from a revival in travel and ongoing consolidation in retail real estate. We see opportunity in industrial REITs as the global economy recovers. We remain underweight in office REITs as fundamentals have yet to rebound.

                                                                    OCTOBER 2004





THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix-Seneca Equity Income Fund

--------------------------------------------------------------------------------
  ANNUAL TOTAL RETURNS 1                                  PERIOD ENDING 9/30/04
--------------------------------------------------------------------------------

                                                                                            INCEPTION    INCEPTION
                                                                      1 YEAR     5 YEARS    TO 9/30/04      DATE
                                                                     --------   ---------   ----------   ---------
        Class X Shares at NAV 2                                        21.04%     17.51%       11.84%      3/12/96

        Class A Shares at NAV 2                                        19.99      16.07        10.51       3/12/96
        Class A Shares at POP 3                                        13.09      14.70         9.74       3/12/96

        Class B Shares at NAV 2                                        18.17      14.96         7.97        7/1/98
        Class B Shares with CDSC 4                                     14.17      14.96         7.97        7/1/98

        Class C Shares at NAV 2                                        18.45      15.03         8.03        7/1/98
        Class C Shares with CDSC 4                                     18.45      15.03         8.03        7/1/98

        S&P 500(R)Index                                                13.86      (1.29)      Note 5        Note 5

        Dow Jones Wilshire Real Estate Securities Index (Full Cap)     26.49      18.71       Note 6        Note 6

--------------------------------------------------------------------------------
  GROWTH OF $10,000                                         PERIODS ENDING 9/30
--------------------------------------------------------------------------------
This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/12/96 (inception of the Fund) in Class X and A shares. The total return for Class X shares reflects no sales charge. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

[CHART OMITTED -- EDGAR REPRESENTATION OF DATA IS AS FOLLOWS]

             Phoenix-Seneca    Phoenix-Seneca                     Dow Jones
              Equity Income     Equity Income                    Wilshire Real
                 Fund               Fund        S&P 500(R)   Estate Securities
               Class X 7         Class A  7       Index       Index (Full Cap)
             --------------    --------------   ----------   -----------------
03/12/1996      $10,000           $ 9,425        $10,000         $10,000
09/30/1996       11,261            10,557         10,929          11,218
09/30/1997       15,252            14,203         15,374          15,933
09/30/1998       12,456            11,430         16,780          13,264
09/30/1999       11,626            10,519         21,434          12,690
09/29/2000       14,998            13,402         24,299          15,895
09/28/2001       16,426            14,469         17,827          17,413
09/30/2002       16,357            14,219         14,176          18,629
09/30/2003       21,526            18,470         17,638          23,645
09/30/2004       26,055            22,162         20,084          29,909


--------------------------------------------------------------------------------
  SECTOR WEIGHTINGS                                                     9/30/04
--------------------------------------------------------------------------------

As a percentage of total investments

[CHART OMITTED -- EDGAR REPRESENTATION OF DATA IS AS FOLLOWS]

Regional Malls                      21%
Apartments                          19
Shopping Centers                    14
Office                              11
Industrial                           8
Hotels, Resorts & Cruise Lines       7
Mixed                                5
Other                               15

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
5 Index performance is 8.49% for Class X and Class A (since 3/12/96) and 1.02% for Class B and Class C (since 7/1/98).
6 Index performance is 13.66% for Class X and Class A (since 3/12/96) and 11.59% for Class B and Class C (since 6/30/98).
7 This chart illustrates NAV returns on Class X shares and the application of initial sales charges on Class A shares. Returns on Class B and Class C shares will vary due to differing sales charges, fees and inception dates.

     For information regarding indexes, see the glossary on page 3.

     ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT PHOENIXINVESTMENTS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

Phoenix-Seneca Equity Income Fund


ABOUT YOUR FUND'S EXPENSES
   As a shareholder of the Equity Income Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class X shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES
   The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
   The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                           Beginning            Ending          Expenses Paid
Equity Income Fund       Account Value      Account Value          During
      Class X            April 1, 2004    September 30, 2004        Period*
------------------      ---------------  --------------------  ----------------
Actual                     $1,000.00          $1,014.90             $6.97
Hypothetical (5% return
  before expenses)          1,000.00           1,017.99              7.01

*EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 1.38%,
 MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 21.04%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT SEPTEMBER 30, 2004 OF $1,210.40.

                           Beginning            Ending          Expenses Paid
Equity Income Fund       Account Value      Account Value          During
      Class A            April 1, 2004    September 30, 2004        Period*
------------------      ---------------  --------------------  ----------------
Actual                     $1,000.00          $1,011.30             $10.26
Hypothetical (5% return
  before expenses)          1,000.00           1,014.67              10.33

*EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 2.04%,
 MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 19.99%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT SEPTEMBER 30, 2004 OF $1,199.90.

                           Beginning            Ending          Expenses Paid
Equity Income Fund       Account Value      Account Value          During
      Class B            April 1, 2004    September 30, 2004        Period*
------------------      ---------------  --------------------  ----------------
Actual                     $1,000.00          $1,002.40            $19.02
Hypothetical (5% return
  before expenses)          1,000.00           1,005.76             19.24

*EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 3.80%,
 WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 18.17%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT SEPTEMBER 30, 2004 OF $1,181.70.

                           Beginning            Ending          Expenses Paid
Equity Income Fund       Account Value      Account Value          During
      Class C            April 1, 2004    September 30, 2004        Period*
------------------      ---------------  --------------------  ----------------
Actual                     $1,000.00          $1,004.80            $17.30
Hypothetical (5% return
  before expenses)          1,000.00           1,007.52             17.48

*EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 3.45%,
 MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 18.45%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT SEPTEMBER 30, 2004 OF $1,184.50.

Phoenix-Seneca Equity Income Fund

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT SEPTEMBER 30, 2004 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------
 1. Property Simon Group, Inc.                   6.5%
 2. General Growth Properties, Inc.              6.0%
 3. Equity Residential Properties                4.7%
 4. ProLogis                                     4.5%
 5. Equity Office Properties Trust               4.0%
 6. Kimco Realty Corp.                           3.7%
 7. Regency Centers Corp.                        3.7%
 8. Weingarten Realty Investors                  3.6%
 9. Vornado Realty Trust                         3.5%
10. Starwood Hotels & Resorts Worldwide, Inc.    3.3%
--------------------------------------------------------------------------------

                  SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2004


                                                         SHARES      VALUE
                                                         ------   -----------

DOMESTIC COMMON STOCKS--98.4%

REAL ESTATE INVESTMENT TRUSTS--87.7%

DIVERSIFIED--4.5%
iStar Financial, Inc. ..............................      6,980   $   287,784
Vornado Realty Trust ...............................     15,520       972,794
-----------------------------------------------------------------------------
TOTAL DIVERSIFIED                                                   1,260,578
-----------------------------------------------------------------------------

INDUSTRIAL/OFFICE--23.3%

INDUSTRIAL--7.6%
AMB Property Corp. .................................     23,380       865,527
ProLogis ...........................................     35,320     1,244,677
                                                                  -----------
                                                                    2,110,204
                                                                  -----------

MIXED--4.8%
Duke Realty Corp. ..................................     23,050       765,260
Reckson Associates Realty Corp. ....................     19,500       560,625
                                                                  -----------
                                                                    1,325,885
                                                                  -----------

OFFICE--10.9%
Boston Properties, Inc. ............................     15,510       859,099
Equity Office Properties Trust .....................     40,685     1,108,666
Glenborough Realty Trust, Inc. .....................     13,000       270,010
Trizec Properties, Inc. ............................     50,900       812,873
                                                                  -----------
                                                                    3,050,648
                                                                  -----------
-----------------------------------------------------------------------------
TOTAL INDUSTRIAL/OFFICE                                             6,486,737
-----------------------------------------------------------------------------

LODGING/RESORTS--3.0%
Host Marriott Corp.(b) .............................     53,960       757,059
LaSalle Hotel Properties ...........................      3,510        96,876
-----------------------------------------------------------------------------
TOTAL LODGING/RESORTS                                                 853,935
-----------------------------------------------------------------------------


                                                         SHARES      VALUE
                                                         ------   -----------

MORTGAGE--2.2%

COMMERCIAL FINANCING--1.0%
RAIT Investment Trust ..............................     10,460   $   286,081

RESIDENTIAL FINANCING--1.2%
Saxon Capital, Inc.(b) .............................     15,000       322,500
-----------------------------------------------------------------------------
TOTAL MORTGAGE                                                        608,581
-----------------------------------------------------------------------------

RESIDENTIAL--19.6%

APARTMENTS--18.6%
Archstone-Smith Trust ..............................     27,546       871,555
Avalonbay Communities, Inc. ........................     13,190       794,302
BRE Properties, Inc. Class A .......................     20,900       801,515
Equity Residential Properties ......................     42,360     1,313,160
Essex Property Trust, Inc. .........................     11,860       852,141
United Dominion Realty Trust, Inc. .................     27,410       543,540
                                                                  -----------
                                                                    5,176,213
                                                                  -----------

MANUFACTURED HOMES--1.0%
Manufactured Home Communities, Inc. ................      8,500       282,540
-----------------------------------------------------------------------------
TOTAL RESIDENTIAL                                                   5,458,753
-----------------------------------------------------------------------------

RETAIL--35.1%

REGIONAL MALLS--21.1%
General Growth Properties, Inc. ....................     53,570     1,660,670
Macerich Co. (The) .................................     13,600       724,744
Mills Corp. (The) ..................................     13,520       701,282
Rouse Co. (The) ....................................      9,850       658,768
Simon Property Group, Inc. .........................     33,915     1,818,862
Taubman Centers, Inc. ..............................     11,500       297,045
                                                                  -----------
                                                                    5,861,371
                                                                  -----------

                        See Notes to Financial Statements

Phoenix-Seneca Equity Income Fund

                                                         SHARES      VALUE
                                                         ------   -----------

SHOPPING CENTERS--14.0%
Developers Diversified Realty Corp. ................     22,490   $   880,483
Kimco Realty Corp. .................................     19,910     1,021,383
Regency Centers Corp. ..............................     21,850     1,015,807
Weingarten Realty Investors ........................     30,085       993,106
                                                                  -----------
                                                                    3,910,779
                                                                  -----------
-----------------------------------------------------------------------------
TOTAL RETAIL                                                        9,772,150
-----------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(IDENTIFIED COST $22,419,942)                                      24,440,734
-----------------------------------------------------------------------------

HOTELS, RESORTS & CRUISE LINES--7.1%
Boca Resorts, Inc.(b) ..............................     41,960       779,197
La Quinta Corp.(b) .................................     36,850       287,430
Starwood Hotels & Resorts Worldwide, Inc. ..........     19,630       911,225
                                                                  -----------
(Identified cost $1,549,522)                                        1,977,852
                                                                  -----------

THRIFTS & MORTGAGE FINANCE--1.5%
New Century Financial Corp. ........................      6,900       415,518
(Identified cost $400,200)

INVESTMENT BANKING & BROKERAGE--1.5%
Northstar Capital Investment Corp. 144A(b)(c)(d) ...     35,000       420,000
(Identified cost $720,625)

REAL ESTATE MANAGEMENT & DEVELOPMENT--0.6%
LNR Property Corp. .................................      2,460       152,299
(Identified cost $136,082)

-----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $25,226,371)                                      27,406,403
-----------------------------------------------------------------------------


                                                         SHARES      VALUE
                                                         ------   -----------

DOMESTIC PREFERRED STOCKS--0.7%

THRIFTS & MORTGAGE FINANCE--0.7%
Accredited Mortgage Loan REIT Trust
Series A Pfd. 9.75% ................................     $7,700   $   195,965

-----------------------------------------------------------------------------
TOTAL DOMESTIC PREFERRED STOCKS
(IDENTIFIED COST $192,500)                                            195,965
-----------------------------------------------------------------------------


TOTAL INVESTMENTS--99.1%
(IDENTIFIED COST $25,418,871)                                      27,602,368(a)

Other assets and liabilities, net--0.9%                               259,516
                                                                  -----------
NET ASSETS--100.0%                                                $27,861,884
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,678,878 and gross depreciation of $495,381 for federal income tax purposes. At September 30, 2004, the aggregate cost of securities for federal income tax purposes was $25,418,871.
(b) Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, this security amounted to a value of $420,000 or 1.5% of net assets.
(d) Illiquid. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At September 30, 2004, this security amounted to a value of $420,000 or 1.5% of net assets.
(e) Table excludes short-term obligations.

                        See Notes to Financial Statements

Phoenix-Seneca Equity Income Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2004

ASSETS
Investment securities at value,
   (Identified cost $25,418,871)                                     $27,602,368
Cash                                                                     176,588
Receivables
   Investment securities sold                                            429,529
   Dividends and interest                                                110,720
   Fund shares sold                                                       20,722
   Fund share loss receivable from adviser                                   325
Prepaid expenses                                                          20,397
                                                                     -----------
     Total assets                                                     28,360,649
                                                                     -----------
LIABILITIES
Payables
   Investment securities purchased                                       400,200
   Fund shares repurchased                                                 7,131
   Professional fee                                                       33,938
   Investment advisory fee                                                26,218
   Transfer agent fee                                                     14,532
   Financial agent fee                                                     3,974
   Distribution and service fees                                           3,494
   Trustees' fee                                                           2,524
Accrued expenses                                                           6,754
                                                                     -----------
     Total liabilities                                                   498,765
                                                                     -----------
NET ASSETS                                                           $27,861,884
                                                                     ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                     $21,819,600
Accumulated net realized gain                                          3,858,787
Net unrealized appreciation                                            2,183,497
                                                                     -----------
NET ASSETS                                                           $27,861,884
                                                                     ===========
CLASS X
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $21,046,999)                    1,245,935
Net asset value and offering price per share                              $16.89

CLASS A
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $3,510,994)                       212,729
Net asset value per share                                                 $16.50
Offering price per share $16.50/(1-5.75%)                                 $17.51

CLASS B
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $1,507,799)                        92,169
Net asset value and offering price per share                              $16.36

CLASS C
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $1,796,092)                       109,456
Net asset value and offering price per share                              $16.41


                             STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 2004


INVESTMENT INCOME
Dividends                                                           $  879,159
Interest                                                                 3,655
                                                                    ----------
     Total investment income                                           882,814
                                                                    ----------
EXPENSES
Investment advisory fee                                                226,920
Service fees, Class A                                                    8,900
Distribution and service fees, Class B                                  14,156
Distribution and service fees, Class C                                  18,965
Financial agent fee                                                     48,670
Transfer agent                                                          85,765
Professional                                                            34,357
Registration                                                            15,076
Printing                                                                13,336
Trustees                                                                10,463
Custodian                                                                9,893
Miscellaneous                                                            9,516
                                                                    ----------
     Total expenses                                                    496,017
     Less expenses reimbursed by investment adviser                     (4,661)
     Custodian fees paid indirectly                                        (10)
                                                                    ----------
     Net expenses                                                      491,346
                                                                    ----------
NET INVESTMENT INCOME                                                  391,468
                                                                    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                     5,230,086
Net realized loss on options                                           (52,488)
Net change in unrealized appreciation (depreciation) on
   investments                                                        (811,137)
                                                                    ----------
NET GAIN ON INVESTMENTS                                              4,366,461
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $4,757,929
                                                                    ==========

                        See Notes to Financial Statements

Phoenix-Seneca Equity Income Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                Year Ended    Year Ended
                                                                                  9/30/04       9/30/03
                                                                               -----------   -----------
FROM OPERATIONS
   Net investment income (loss)                                                $   391,468   $   377,894
   Net realized gain (loss)                                                      5,177,598     1,746,673
   Net change in unrealized appreciation (depreciation)                           (811,137)    3,864,630
                                                                               -----------   -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   4,757,929     5,989,197
                                                                               -----------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class X                                                 (349,886)     (343,679)
   Net investment income, Class A                                                  (24,019)      (22,710)
   Net investment income, Class B                                                   (7,224)       (5,058)
   Net investment income, Class C                                                  (10,339)       (6,447)
   Net realized short-term gains, Class X                                         (672,432)     (370,029)
   Net realized short-term gains, Class A                                         (115,104)      (49,537)
   Net realized short-term gains, Class B                                          (37,074)      (12,720)
   Net realized short-term gains, Class C                                          (50,200)      (19,415)
   Net realized long-term gains, Class X                                          (674,051)           --
   Net realized long-term gains, Class A                                          (122,621)           --
   Net realized long-term gains, Class B                                           (52,569)           --
   Net realized long-term gains, Class C                                           (76,238)           --
                                                                               -----------   -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                    (2,191,757)     (829,595)
                                                                               -----------   -----------
FROM SHARE TRANSACTIONS
CLASS X
   Proceeds from sales of shares (123,094 and 35,379 shares, respectively)       1,997,050       465,027
   Net asset value of shares issued from reinvestment of distributions
     (104,370 and 51,915 shares, respectively)                                   1,661,083       691,255
   Cost of shares repurchased (144,988 and 380,751 shares, respectively)        (2,357,172)   (5,045,694)
                                                                               -----------   -----------
Total                                                                            1,300,961    (3,889,412)
                                                                               -----------   -----------
CLASS A
   Proceeds from sales of shares (172,637 and 216,922 shares, respectively)      2,771,123     2,701,734
   Net asset value of shares issued from reinvestment of distributions
     (16,080 and 4,966 shares, respectively)                                       248,568        64,703
   Cost of shares repurchased (176,118 and 235,156 shares, respectively)        (2,748,422)   (2,852,530)
                                                                               -----------   -----------
Total                                                                              271,269       (86,093)
                                                                               -----------   -----------
CLASS B
   Proceeds from sales of shares (33,517 and 75,743 shares, respectively)          512,637     1,076,762
   Net asset value of shares issued from reinvestment of distributions
     (5,926 and 1,275 shares, respectively)                                         90,831        16,460
   Cost of shares repurchased (22,581 and 85,797 shares, respectively)            (356,697)   (1,178,515)
                                                                               -----------   -----------
Total                                                                              246,771       (85,293)
                                                                               -----------   -----------
CLASS C
   Proceeds from sales of shares (30,267 and 50,351 shares, respectively)          478,558       665,381
   Net asset value of shares issued from reinvestment of distributions
     (8,072 and 1,544 shares, respectively)                                        123,582        20,202
   Cost of shares repurchased (48,634 and 32,144 shares, respectively)            (752,864)     (418,176)
                                                                               -----------   -----------
Total                                                                             (150,724)      267,407
                                                                               -----------   -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                     1,668,277    (3,793,391)
                                                                               -----------   -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                         4,234,449     1,366,211

NET ASSETS
   Beginning of period                                                          23,627,435    22,261,224
                                                                               -----------   -----------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     OF $0 AND $0, RESPECTIVELY]                                               $27,861,884   $23,627,435
                                                                               ===========   ===========

                        See Notes to Financial Statements

Phoenix-Seneca Equity Income Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                        CLASS X
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                              ----------------------------------------------------------
                                                               2004          2003         2002         2001       2000
Net asset value, beginning of period                          $15.26        $12.07       $12.62       $11.89     $ 9.69
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                              0.30          0.27         0.49         0.42       0.34
   Net realized and unrealized gain (loss)                      2.78          3.46        (0.51)        0.69       2.35
                                                              ------        ------       ------       ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                           3.08          3.73        (0.02)        1.11       2.69
                                                              ------        ------       ------       ------     ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                        (0.30)        (0.26)       (0.53)       (0.38)     (0.49)
   Distributions from net realized gains                       (1.15)        (0.28)          --           --         --
                                                              ------        ------       ------       ------     ------
     TOTAL DISTRIBUTIONS                                       (1.45)        (0.54)       (0.53)       (0.38)     (0.49)
                                                              ------        ------       ------       ------     ------
Change in net asset value                                       1.63          3.19        (0.55)        0.73       2.20
                                                              ------        ------       ------       ------     ------
NET ASSET VALUE, END OF PERIOD                                $16.89        $15.26       $12.07       $12.62     $11.89
                                                              ======        ======       ======       ======     ======
Total return                                                   21.04%        31.60%       (0.42)%       9.52%     29.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                        $21,047       $17,754      $17,584      $17,349    $16,713

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses (3)                                   1.44%         1.62%        1.55 %       1.60%      1.79%
   Gross operating expenses                                     1.44%         1.62%        1.55 %       1.60%      1.79%
   Net investment income                                        1.83%         2.06%        3.73 %       3.49%      3.35%
Portfolio turnover                                               156%           91%         111 %         40%        65%


                                                                                        CLASS A
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                              ----------------------------------------------------------
                                                               2004          2003         2002         2001       2000
Net asset value, beginning of period                          $14.88        $11.78       $12.32       $11.67     $ 9.54
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                              0.16          0.11         0.32         0.25       0.21
   Net realized and unrealized gain (loss)                      2.70          3.36        (0.51)        0.67       2.30
                                                              ------        ------       ------       ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                           2.86          3.47        (0.19)        0.92       2.51
                                                              ------        ------       ------       ------     ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                        (0.11)        (0.12)       (0.35)       (0.27)     (0.38)
   Distributions from net realized gains                       (1.13)        (0.25)          --           --         --
                                                              ------        ------       ------       ------     ------
     TOTAL DISTRIBUTIONS                                       (1.24)        (0.37)       (0.35)       (0.27)     (0.38)
                                                              ------        ------       ------       ------     ------
Change in net asset value                                       1.62          3.10        (0.54)        0.65       2.13
                                                              ------        ------       ------       ------     ------
NET ASSET VALUE, END OF PERIOD                                $16.50        $14.88       $11.78       $12.32     $11.67
                                                              ======        ======       ======       ======     ======
Total return(2)                                                19.99%        29.90%       (1.73)%       7.96%     27.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                         $3,511        $2,979       $2,515       $2,410     $1,437

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                       2.32%         2.92%        2.83 %       3.05%      3.05%
   Gross operating expenses                                     2.32%         2.92%        2.83 %       3.18%      4.28%
   Net investment income                                        1.01%         0.89%        2.50 %       2.11%      2.11%
Portfolio turnover                                               156%           91%         111 %         40%        65%

(1) Computed using average shares outstanding.
(2) Sales charges are not reflected in total return calculation.
(3) For the periods ended September 30, 2003 and 2001 for Class X, the ratio of net operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio of net operating expenses to average net assets would have been 0.01% lower than the ratio shown in the table.

                        See Notes to Financial Statements

Phoenix-Seneca Equity Income Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                        CLASS B
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                              ----------------------------------------------------------
                                                               2004          2003         2002         2001       2000
Net asset value, beginning of period                          $14.84        $11.74       $12.28       $11.66     $ 9.55
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                             (0.08)        (0.01)        0.20         0.17       0.12
   Net realized and unrealized gain (loss)                      2.69          3.36        (0.50)        0.65       2.31
                                                              ------        ------       ------       ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                           2.61          3.35        (0.30)        0.82       2.43
                                                              ------        ------       ------       ------     ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                        (0.08)        (0.07)       (0.24)       (0.20)     (0.32)
   Distributions from net realized gains                       (1.01)        (0.18)          --           --         --
                                                              ------        ------       ------       ------     ------
     TOTAL DISTRIBUTIONS                                       (1.09)        (0.25)       (0.24)       (0.20)     (0.32)
                                                              ------        ------       ------       ------     ------
Change in net asset value                                       1.52          3.10        (0.54)        0.62       2.11
                                                              ------        ------       ------       ------     ------
NET ASSET VALUE, END OF PERIOD                                $16.36        $14.84       $11.74       $12.28     $11.66
                                                              ======        ======       ======       ======     ======
Total return(2)                                                18.17 %       28.82 %      (2.63)%       7.21%     26.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                         $1,508        $1,117         $987         $554       $287

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                       3.80 %        3.80 %       3.80 %       3.81% (3)  3.80%
   Gross operating expenses                                     4.13 %        5.61 %       6.17 %       9.33%     15.48%
   Net investment income (loss)                                (0.50)%       (0.09)%       1.59 %       1.43%      1.19%
Portfolio turnover                                               156 %          91 %        111 %         40%        65%



                                                                                        CLASS C
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                              ----------------------------------------------------------
                                                               2004          2003         2002         2001       2000
Net asset value, beginning of period                          $14.85        $11.75       $12.28       $11.66     $ 9.55
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                                --         (0.02)        0.21         0.16       0.14
   Net realized and unrealized gain (loss)                      2.65          3.37        (0.50)        0.66       2.29
                                                              ------        ------       ------       ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                           2.65          3.35        (0.29)        0.82       2.43
                                                              ------        ------       ------       ------     ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                        (0.08)        (0.07)       (0.24)       (0.20)     (0.32)
   Distributions from net realized gains                       (1.01)        (0.18)          --           --         --
                                                              ------        ------       ------       ------     ------
     TOTAL DISTRIBUTIONS                                       (1.09)        (0.25)       (0.24)       (0.20)     (0.32)
                                                              ------        ------       ------       ------     ------
Change in net asset value                                       1.56          3.10        (0.53)        0.62       2.11
                                                              ------        ------       ------       ------     ------
NET ASSET VALUE, END OF PERIOD                                $16.41        $14.85       $11.75       $12.28     $11.66
                                                              ======        ======       ======       ======     ======
Total return(2)                                                18.45%        28.80 %      (2.47)%       7.12%     26.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                         $1,796        $1,778       $1,175         $525       $329

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                       3.64%         3.80 %       3.80 %       3.81% (3)  3.80%
   Gross operating expenses                                     3.64%         4.58 %       6.10 %       9.18%     13.58%
   Net investment income (loss)                                 0.01%        (0.18)%       1.63 %       1.38%      1.36%
Portfolio turnover                                               156%           91 %        111 %         40%        65%

(1) Computed using average shares outstanding.
(2) Sales charges are not reflected in total return calculation.
(3) For the period ended September 30, 2001 for Class B and Class C, the ratio of net operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio of net operating expenses to average net assets would have been 0.01% lower than the ratio shown in the table.

                        See Notes to Financial Statements

PHOENIX-SENECA MID-CAP "EDGE"(SM) FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM, GAIL SENECA, PH.D., RICK LITTLE, CFA AND RON JACKS, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund seeks capital appreciation. There is no guarantee that the Fund will achieve its objective.

Q: HOW DID THE FUND PERFORM OVER THE 12 MONTHS ENDED SEPTEMBER 30, 2004?

A: For the fiscal year ended September 30, 2004, the Fund's Class X shares returned 1.68%, Class A shares returned 1.44%, Class B shares returned 0.65% and Class C shares returned 0.58%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 13.86%, and the Russell Midcap(R) Growth Index, which is the Fund's style-specific index appropriate for comparison, returned 13.68%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: LOOKING BACK OVER THE LAST 12 MONTHS, HOW WOULD YOU DESCRIBE THE EQUITY MARKET ENVIRONMENT FOR INVESTORS?

A: Most of the gains produced in the equity market for the 12 months ended September 30, 2004 came in the fourth quarter of 2003, as typified by the returns of the S&P 500(R) and Russell Midcap Growth indexes cited earlier. The market dropped off considerably in each of the consecutive three quarters. The market's overall trendlessness, despite activity in single stocks and sectors, reflects offsetting economic and political forces. Economic fundamentals were solidly positive as retail spending remained robust, corporate spending rebounded, and the long-awaited upturn in jobs finally materialized.

      All of that was good news; however, the dismal situation in Iraq, coupled with the uncertainty surrounding interest rates, caused stocks to move sideways.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A: The Fund has been most affected by the disconnect between the strongest and most reliable correlation in finance: that of stock prices and corporate earnings. This aberration conflicts with Seneca's investment philosophy and process which seeks to exploit this long-standing, historic correlation. Since the market's bubble burst in 2000, individual stock price movements have not been closely correlated to company earnings. The rally of 2003 was, in fact, led by companies with no current earnings (e.g., ImClone Systems) and those with the worst quality balance sheets (e.g., Amkor Tech and American Tower). Additionally, small-cap stocks excelled versus large-cap companies and value stocks have outperformed growth stocks, and within growth indexes, dividend-paying stocks have outperformed stocks that don't pay dividends.

      The biggest detractors to performance relative to the Russell Midcap(R) Growth Index in the past year have been our health care holdings. While our stocks had a positive return, they lagged the index's sector return. Eon Labs came under pressure when a competitor entered the market to sell a generic version of Eon's best selling drug. Mylan Labs suffered from concerns of soft sales and an announced acquisition that threatened to limit expansion of the company's valuation. We sold both stocks. Additionally, within health care, some of the best performing names were biotechnology companies like ImClone Systems and Protein Design Labs, which do not meet our investment criteria.

      Consumer discretionary stocks also hurt performance. While our slight overweight to this strong sector helped, our stocks did not keep up with the index's sector return, which was driven by homebuilders and casinos & gaming companies to which we had very little exposure.

      Helping performance was our overweight exposure to the strong materials. Lyondell Chemical led the way in this area. The company continues to benefit from improved pricing and robust demand for commodity chemicals.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: Before providing our outlook, we must first review stock market behavior over the past few years. Growth stocks have earned the dubious distinction of being the most unloved and the most out of favor. Since the bubble burst in early 2000, growth stocks have underperformed value stocks by a wide margin. In contrast value stocks have traded at near record levels.

      The near universal disdain for growth is not restricted to technology stocks. The growth label covers a wide swath of companies, from health care to retail to consumer products. And virtually all of those companies, many with excellent pedigrees, as measured by corporate history and quality management, have suffered this year. For example, only 23 companies in the S&P 500(R) Index have delivered earnings growth in excess of 10% in each of the last nine years. Most have underperformed the market year-to-date through September 30, 2004.

What exactly ails growth? Conventional wisdom might suggest a fundamental, irredeemable flaw, some secular economic change which makes growth inherently fragile or unattainable. We disagree. Historically, growth and value cycles have always alternated in markets. Based on time and relative valuation alone, we believe growth is poised to rebound. We see more fundamental reasons for a growth revival as well. Growth, and particularly "quality" growth, historically leads markets as the profits cycle decelerates. When earnings growth becomes scarce, high quality growth stocks gain premium valuations. After two years of tremendous earnings acceleration, we believe 2005 is likely to see much lower profit growth. High quality, reliable growth stocks should benefit.

      Our affection for growth should not be equated with unbridled market bullishness. War, oil price spikes and rising federal funds rates are not the ingredients of a raging bull market. But neither are the conditions for a bear market in place. Core inflation remains low, productivity and corporate profit margins are strong, and we believe the overall level of profits should continue to rise into 2005. Market valuation, moreover, has improved. With price-to-earnings ratios at roughly 15x earnings, and long-term interest rates at just 4%, market valuation is near its 2002 lows, and on an average with the stock market's "pre-bubble" levels. In our opinion, stock investors should not expect to earn the heady results of the late 1990s, but neither should they expect Armageddon. And within the stock market, we believe that the unloved growth stocks should merit better treatment.

                                                                    OCTOBER 2004


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund

--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS 1                                     PERIOD ENDING 9/30/04
--------------------------------------------------------------------------------


                                                                    INCEPTION    INCEPTION
                                           1 YEAR       5 YEARS    TO 9/30/04      DATE
                                           ------       -------    ----------    ---------
        Class X Shares at NAV 2             1.68%         0.60%         9.58%     3/8/96

        Class A Shares at NAV 2             1.44          0.35          9.22      3/8/96
        Class A Shares at POP 3            (4.39)        (0.83)         8.47      3/8/96

        Class B Shares at NAV 2             0.65         (0.45)         0.40      7/1/98
        Class B Shares with CDSC 4         (3.35)        (0.45)         0.40      7/1/98

        Class C Shares at NAV 2             0.58         (0.44)         0.40      7/1/98
        Class C Shares with CDSC 4          0.58         (0.44)         0.40      7/1/98

        S&P 500(R) Index                   13.86         (1.29)       Note 5      Note 5

        Russell Midcap(R) Growth Index     13.68          0.63        Note 6      Note 6

--------------------------------------------------------------------------------
GROWTH OF $10,000                                            PERIODS ENDING 9/30
--------------------------------------------------------------------------------
This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/8/96 (inception of the Fund) in Class X and A shares. The total return for Class X shares reflects no sales charge. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

              Phoenix-Seneca     Phoenix-Seneca                 Russell
                 Mid-Cap            Mid-Cap                     Midcap(R)
             "EDGE"(SM) Fund    "EDGE"(SM) Fund    S&P 500(R)    Growth
                Class X 7          Class A 7        Index        Index
             ---------------    ---------------   ----------   ---------
03/08/1996       $10,000            $ 9,425         $10,000     $10,000
09/30/1996        14,970             14,072          10,992      11,010
09/30/1997        16,676             15,654          15,462      14,274
09/30/1998        15,972             14,912          16,876      12,937
09/30/1999        21,246             19,724          21,556      17,748
09/29/2000        40,751             37,733          24,438      28,463
09/28/2001        22,720             20,970          17,929      13,728
09/30/2002        18,104             16,670          14,257      11,601
09/30/2003        21,534             19,786          17,739      16,112
09/30/2004        21,896             20,072          20,199      18,316

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                        9/30/04
--------------------------------------------------------------------------------
As a percentage of total investments

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Consumer Discretionary              26%
Information Technology              24
Health Care                         21
Materials                           10
Financials                          6
Energy                              4
Industrials                         4
Other                               5

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
5 Index performance is 8.55% for Class X and Class A (since 3/8/96) and 1.02% for Class B and Class C (since 7/1/98).
6 Index performance is 7.32% for Class X and Class A (since 3/8/96) and 2.55% for Class B and Class C (since 7/1/98).
7 This chart illustrates NAV returns on Class X shares and the application of initial sales charges on Class A shares. Returns on Class B and Class C shares will vary due to differing sales charges, fees and inception dates.

   For information regarding indexes, see the glossary on page 3.

   ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT PHOENIXINVESTMENTS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund

ABOUT YOUR FUND'S EXPENSES
   As a shareholder of the Mid-Cap "EDGE"(SM) Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and
(2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class X shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES
   The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
   The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                             Beginning            Ending        Expenses Paid
Mid-Cap "Edge"(SM) Fund    Account Value       Account Value       During
      Class X              April 1, 2004    September 30, 2004     Period*
-----------------------    -------------    ------------------  -------------
Actual                       $1,000.00           $  917.50          $5.27
Hypothetical (5% return
  before expenses)            1,000.00            1,019.43           5.57

*EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 1.10%,
 MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 1.68%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT SEPTEMBER 30, 2004 OF $1,016.80.

                             Beginning            Ending        Expenses Paid
Mid-Cap "Edge"(SM) Fund    Account Value       Account Value       During
      Class A              April 1, 2004    September 30, 2004     Period*
-----------------------    -------------    ------------------  -------------
Actual                       $1,000.00           $  916.10          $6.71
Hypothetical (5% return
  before expenses)            1,000.00            1,017.91           7.09

*EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.40%,
 WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 1.44%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT SEPTEMBER 30, 2004 OF $1,014.40.

                             Beginning            Ending        Expenses Paid
Mid-Cap "Edge"(SM) Fund    Account Value       Account Value       During
      Class B              April 1, 2004    September 30, 2004     Period*
-----------------------    -------------    ------------------  -------------
Actual                       $1,000.00           $  912.40         $10.28
Hypothetical (5% return
  before expenses)            1,000.00            1,014.12          10.88

*EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.15%,
 WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 0.65%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT SEPTEMBER 30, 2004 OF $1,006.50.

                             Beginning            Ending        Expenses Paid
Mid-Cap "Edge"(SM) Fund    Account Value       Account Value       During
      Class C              April 1, 2004    September 30, 2004     Period*
-----------------------    -------------    ------------------  -------------
Actual                       $1,000.00           $  912.40         $10.28
Hypothetical (5% return
  before expenses)            1,000.00            1,014.12          10.88

*EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.15%,
 WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL CLASS RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 0.58%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ENDING ACCOUNT VALUE AT SEPTEMBER 30, 2004 OF $1,005.80.

Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT SEPTEMBER 30, 2004 (AS A PERCENTAGE OF NET ASSETS)(c)
--------------------------------------------------------------------------------
 1. Lyondell Chemical Co.                                                  4.0%
 2. BJ Services Co.                                                        3.9%
 3. VeriSign, Inc.                                                         3.8%
 4. Global Payments, Inc.                                                  3.7%
 5. Williams-Sonoma, Inc.                                                  3.6%
 6. Juniper Networks, Inc.                                                 3.6%
 7. Kinetic Concepts, Inc.                                                 3.5%
 8. L-3 Communications Holdings, Inc.                                      3.5%
 9. Chicago Mercantile Exchange Holdings, Inc.                             3.5%
10. Sherwin-Williams Co. (The)                                             3.5%

                  SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2004

                                                         SHARES      VALUE
                                                         ------   -----------

DOMESTIC COMMON STOCKS--99.1%

AEROSPACE & DEFENSE--3.5%
L-3 Communications Holdings, Inc. ..................     49,720   $ 3,331,240

APPAREL RETAIL--2.4%
Chico's FAS, Inc.(b) ...............................     65,500     2,240,100

APPAREL, ACCESSORIES & LUXURY GOODS--3.1%
Coach, Inc.(b) .....................................     68,230     2,894,317

BIOTECHNOLOGY--2.6%
Genzyme Corp.(b) ...................................     44,590     2,426,141

CASINOS & GAMING--6.4%
International Game Technology ......................     82,010     2,948,259
Station Casinos, Inc. ..............................     63,660     3,121,885
                                                                  -----------
                                                                    6,070,144
                                                                  -----------

COMMODITY CHEMICALS--4.0%
Lyondell Chemical Co. ..............................     166,310    3,735,323

COMMUNICATIONS EQUIPMENT--3.6%
Juniper Networks, Inc.(b) ..........................     141,600    3,341,760

COMPUTER STORAGE & PERIPHERALS--3.0%
Lexmark International, Inc. Class A(b) .............     33,770     2,837,018

DATA PROCESSING & OUTSOURCED SERVICES--6.4%
Alliance Data Systems Corp.(b) .....................     63,080     2,558,525
Global Payments, Inc. ..............................     65,370     3,500,563
                                                                  -----------
                                                                    6,059,088
                                                                  -----------

HEALTH CARE DISTRIBUTORS--2.1%
McKesson Corp. .....................................     75,840     1,945,296

HEALTH CARE EQUIPMENT--3.5%
Kinetic Concepts, Inc.(b) ..........................     63,400     3,331,670

HEALTH CARE FACILITIES--3.1%
Triad Hospitals, Inc.(b) ...........................     83,880     2,888,827

HEALTH CARE SERVICES--3.0%
Caremark Rx, Inc.(b) ...............................     87,300     2,799,711


                                                         SHARES      VALUE
                                                         ------   -----------

HOME IMPROVEMENT RETAIL--3.4%
Sherwin-Williams Co. (The) .........................     73,850   $ 3,246,446

INTERNET SOFTWARE & SERVICES--3.8%
VeriSign, Inc.(b) ..................................     181,880    3,615,774

OIL & GAS EQUIPMENT & SERVICES--3.9%
BJ Services Co. ....................................     70,800     3,710,628

PAPER PRODUCTS--2.6%
Georgia-Pacific Corp. ..............................     67,320     2,420,154

PERSONAL PRODUCTS--2.9%
Estee Lauder Cos., Inc. (The) Class A ..............     66,110     2,763,398

PHARMACEUTICALS--6.1%
Allergan, Inc. .....................................     34,770     2,522,563
Eon Labs, Inc.(b) ..................................     15,510       336,567
Sepracor, Inc.(b) ..................................     59,250     2,890,215
                                                                  -----------
                                                                    5,749,345
                                                                  -----------

RESTAURANTS--2.4%
Darden Restaurants, Inc. ...........................     95,050     2,216,566

SEMICONDUCTOR EQUIPMENT--2.2%
KLA-Tencor Corp.(b) ................................     49,650     2,059,482

SEMICONDUCTORS--2.4%
Microchip Technology, Inc. .........................     84,130     2,258,049

SPECIALIZED FINANCE--3.5%
Chicago Mercantile Exchange Holdings, Inc. .........     20,140     3,248,582

SPECIALTY CHEMICALS--3.2%
Rohm and Haas Co. ..................................     69,910     3,004,033

SPECIALTY STORES--8.1%
Bed Bath & Beyond, Inc.(b) .........................     49,900     1,851,790
Staples, Inc. ......................................     80,570     2,402,597
Williams-Sonoma, Inc.(b) ...........................     89,400     3,356,971
                                                                  -----------
                                                                    7,611,358
                                                                  -----------

SYSTEMS SOFTWARE--2.2%
Adobe Systems, Inc. ................................     41,890     2,072,298


                        See Notes to Financial Statements

Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund

                                                         SHARES      VALUE
                                                         ------   -----------

THRIFTS & MORTGAGE FINANCE--2.9%
MGIC Investment Corp. ..............................     40,780   $ 2,713,910

WIRELESS TELECOMMUNICATION SERVICES--2.8%
Nextel Partners, Inc. Class A(b) ...................    161,760     2,681,981
-----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $88,166,006)                                      93,272,639
-----------------------------------------------------------------------------


TOTAL INVESTMENTS--99.1%
(IDENTIFIED COST $88,166,006)                                      93,272,639(a)

Other assets and liabilities, net--0.9%                               827,111
                                                                  -----------
NET ASSETS--100.0%                                                $94,099,750
                                                                  ===========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $8,153,962 and gross depreciation of $3,047,329 for federal income tax purposes. At September 30, 2004, the aggregate cost of securities for federal income tax purposes was $88,166,006.
(b) Non-income producing.
(c) Table excludes short-term obligations.

                        See Notes to Financial Statements

Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2004


ASSETS
Investment securities at value
   (Identified cost $88,166,006)                                  $ 93,272,639
Receivables
   Investment securities sold                                        1,342,697
   Fund shares sold                                                     39,207
   Dividends and interest                                               11,698
Prepaid expenses                                                        25,434
                                                                  ------------
     Total assets                                                   94,691,675
                                                                  ------------
LIABILITIES
Cash overdraft                                                          41,893
Payables
   Fund shares repurchased                                             311,781
   Investment advisory fee                                              74,996
   Transfer agent fee                                                   55,192
   Distribution and service fees                                        41,572
   Professional fees                                                    35,488
   Financial agent fee                                                   7,579
   Trustees' fee                                                         2,524
Accrued expenses                                                        20,900
                                                                  ------------
     Total liabilities                                                 591,925
                                                                  ------------
NET ASSETS                                                        $ 94,099,750
                                                                  ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                  $167,620,686
Accumulated net realized loss                                      (78,627,569)
Net unrealized appreciation                                          5,106,633
                                                                  ------------
NET ASSETS                                                        $ 94,099,750
                                                                  ============
CLASS X
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $13,606,065)                    899,258
Net asset value and offering price per share                            $15.13

CLASS A
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $40,058,464)                  2,716,725
Net asset value per share                                               $14.75
Offering price per share $14.75/(1-5.75%)                               $15.65

CLASS B
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $18,611,952)                  1,333,006
Net asset value and offering price per share                            $13.96

CLASS C
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $21,823,269)                  1,562,983
Net asset value and offering price per share                            $13.96


                             STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 2004


INVESTMENT INCOME
Dividends                                                          $   700,279
Interest                                                                12,504
                                                                   -----------
     Total investment income                                           712,783
                                                                   -----------
EXPENSES
Investment advisory fee                                              1,028,470
Service fees, Class A                                                  142,616
Distribution and service fees, Class B                                 233,468
Distribution and service fees, Class C                                 299,019
Financial agent fee                                                    113,505
Transfer agent                                                         309,630
Printing                                                                73,090
Professional                                                            34,357
Custodian                                                               19,724
Trustees                                                                10,463
Miscellaneous                                                           12,359
                                                                   -----------
     Total expenses                                                  2,276,701
     Less expenses reimbursed by investment adviser                   (126,819)
     Custodian fees paid indirectly                                        (31)
                                                                   -----------
     Net expenses                                                    2,149,851
                                                                   -----------
NET INVESTMENT LOSS                                                 (1,437,068)
                                                                   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                     4,100,834
Net change in unrealized appreciation (depreciation) on
   investments                                                         611,661
                                                                   -----------
NET GAIN ON INVESTMENTS                                              4,712,495
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 3,275,427
                                                                   ===========

                        See Notes to Financial Statements

Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                                Year Ended       Year Ended
                                                                                                  9/30/04          9/30/03
                                                                                               ------------     ------------
FROM OPERATIONS
   Net investment income (loss)                                                               $  (1,437,068)    $ (1,740,406)
   Net realized gain (loss)                                                                       4,100,834       (9,256,160)
   Net change in unrealized appreciation (depreciation)                                             611,661       33,021,742
                                                                                               ------------     ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                    3,275,427       22,025,176
                                                                                               ------------     ------------
FROM SHARE TRANSACTIONS
CLASS X
   Proceeds from sales of shares (418,890 and 567,444 shares, respectively)                       6,763,471        7,557,348
   Cost of shares repurchased (729,650 and 254,379 shares, respectively)                        (11,616,620)      (3,346,680)
                                                                                               ------------     ------------
Total                                                                                            (4,853,149)       4,210,668
                                                                                               ------------     ------------
CLASS A
   Proceeds from sales of shares (638,034 and 1,673,842 shares, respectively)                     9,966,592       22,497,136
   Cost of shares repurchased (2,278,645 and 2,734,805 shares, respectively)                    (35,315,811)     (36,063,026)
                                                                                               ------------     ------------
Total                                                                                           (25,349,219)     (13,565,890)
                                                                                               ------------     ------------
CLASS B
   Proceeds from sales of shares (113,481 and 251,861 shares, respectively)                       1,682,816        3,179,186
   Cost of shares repurchased (522,593 and 426,167 shares, respectively)                         (7,548,596)      (5,331,313)
                                                                                               ------------     ------------
Total                                                                                            (5,865,780)      (2,152,127)
                                                                                               ------------     ------------
CLASS C
   Proceeds from sales of shares (176,158 and 417,888 shares, respectively)                       2,642,935        5,334,001
   Cost of shares repurchased (927,935 and 762,053 shares, respectively)                        (13,409,828)      (9,688,751)
                                                                                               ------------     ------------
Total                                                                                           (10,766,893)      (4,354,750)
                                                                                               ------------     ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                    (46,835,041)     (15,862,099)
                                                                                               ------------     ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                        (43,559,614)       6,163,077

NET ASSETS
   Beginning of period                                                                          137,659,364      131,496,287
                                                                                               ------------     ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $0, RESPECTIVELY]    $ 94,099,750     $137,659,364
                                                                                               ============     ============

                        See Notes to Financial Statements

Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                        CLASS X
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                              ----------------------------------------------------------
                                                               2004          2003         2002         2001       2000
Net asset value, beginning of period                          $14.88        $12.51       $15.70       $31.18     $17.78
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                             (0.09)        (0.11)       (0.13)       (0.14)     (0.19)
   Net realized and unrealized gain (loss)                      0.34          2.48        (3.06)      (12.91)     15.65
                                                              ------        ------       ------       ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                           0.25          2.37        (3.19)      (13.05)     15.46
                                                              ------        ------       ------       ------     ------
LESS DISTRIBUTIONS:
   Distributions from net realized gains                          --            --           --        (2.43)     (2.06)
                                                              ------        ------       ------       ------     ------
     TOTAL DISTRIBUTIONS                                          --            --           --        (2.43)     (2.06)
                                                              ------        ------       ------       ------     ------
Change in net asset value                                       0.25          2.37        (3.19)      (15.48)     13.40
                                                              ------        ------       ------       ------     ------
NET ASSET VALUE, END OF PERIOD                                $15.13        $14.88       $12.51       $15.70     $31.18
                                                              ======        ======       ======       ======     ======
Total return                                                    1.68 %       18.94 %     (20.32)%     (44.25)%    91.81 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                        $13,606       $18,005      $11,219      $14,198    $23,016

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                       1.13 %        1.15 %       1.15 %       1.15 %     1.27 %
   Gross operating expenses                                     1.13 %        1.24 %       1.24 %       1.22 %     1.43 %
   Net investment income (loss)                                (0.57)%       (0.77)%      (0.75)%      (0.61)%    (0.72)%
Portfolio turnover                                               200 %         164 %        135 %         96 %      124 %



                                                                                        CLASS A
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                              ----------------------------------------------------------
                                                               2004          2003         2002         2001       2000
Net asset value, beginning of period                          $14.54        $12.25       $15.41       $30.75     $17.60
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                             (0.13)        (0.13)       (0.16)       (0.19)     (0.24)
   Net realized and unrealized gain (loss)                      0.34          2.42        (3.00)      (12.72)     15.45
                                                              ------        ------       ------       ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                           0.21          2.29        (3.16)      (12.91)     15.21
                                                              ------        ------       ------       ------     ------
LESS DISTRIBUTIONS:
   Distributions from net realized gains                          --            --           --        (2.43)     (2.06)
                                                              ------        ------       ------       ------     ------
     TOTAL DISTRIBUTIONS                                          --            --           --        (2.43)     (2.06)
                                                              ------        ------       ------       ------     ------
Change in net asset value                                       0.21          2.29        (3.16)      (15.34)     13.15
                                                              ------        ------       ------       ------     ------
NET ASSET VALUE, END OF PERIOD                                $14.75        $14.54       $12.25       $15.41     $30.75
                                                              ======        ======       ======       ======     ======
Total return(2)                                                 1.44 %       18.69 %     (20.51)%     (44.42)%    91.30 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                        $40,058       $63,365      $66,384      $66,411    $50,150

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                       1.40 %        1.40 %       1.40 %       1.40 %     1.47 %
   Gross operating expenses                                     1.51 %        1.55 %       1.46 %       1.40 %     1.59 %
   Net investment income (loss)                                (0.85)%       (1.01)%      (0.99)%      (0.86)%    (0.91)%
Portfolio turnover                                               200 %         164 %        135 %         96 %      124 %

(1) Computed using average shares outstanding.
(2) Sales charges are not reflected in total return calculation.

                        See Notes to Financial Statements

Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                        CLASS B
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                              ----------------------------------------------------------
                                                               2004          2003         2002         2001       2000
Net asset value, beginning of period                          $13.87        $11.78       $14.93       $30.09     $17.41
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                             (0.23)        (0.23)       (0.28)       (0.34)     (0.45)
   Net realized and unrealized gain (loss)                      0.32          2.32        (2.87)      (12.39)     15.19
                                                              ------        ------       ------       ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                           0.09          2.09        (3.15)      (12.73)     14.74
                                                              ------        ------       ------       ------     ------
LESS DISTRIBUTIONS:
   Distributions from net realized gains                          --            --           --        (2.43)     (2.06)
                                                              ------        ------       ------       ------     ------
     TOTAL DISTRIBUTIONS                                          --            --           --        (2.43)     (2.06)
                                                              ------        ------       ------       ------     ------
Change in net asset value                                       0.09          2.09        (3.15)      (15.16)     12.68
                                                              ------        ------       ------       ------     ------
NET ASSET VALUE, END OF PERIOD                                $13.96        $13.87       $11.78       $14.93     $30.09
                                                              ======        ======       ======       ======     ======
Total return(2)                                                 0.65 %       17.74 %     (21.10)%     (44.83)%    89.49 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                        $18,612       $24,172      $22,577      $23,519    $15,879

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                       2.15 %        2.15 %       2.15 %       2.15 %     2.29 %
   Gross operating expenses                                     2.36 %        2.46 %       2.43 %       2.34 %     2.70 %
   Net investment income (loss)                                (1.59)%       (1.76)%      (1.74)%      (1.61)%    (1.73)%
Portfolio turnover                                               200 %         164 %        135 %         96 %      124 %



                                                                                        CLASS C
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                              ----------------------------------------------------------
                                                               2004          2003         2002         2001       2000
Net asset value, beginning of period                          $13.88        $11.78       $14.93       $30.08     $17.40
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                             (0.23)        (0.22)       (0.28)       (0.34)     (0.45)
   Net realized and unrealized gain (loss)                      0.31          2.32        (2.87)      (12.38)     15.19
                                                              ------        ------       ------       ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                           0.08          2.10        (3.15)      (12.72)     14.74
                                                              ------        ------       ------       ------     ------
LESS DISTRIBUTIONS:
   Distributions from net realized gains                          --            --           --        (2.43)     (2.06)
                                                              ------        ------       ------       ------     ------
     TOTAL DISTRIBUTIONS                                          --            --           --        (2.43)     (2.06)
                                                              ------        ------       ------       ------     ------
Change in net asset value                                       0.08          2.10        (3.15)      (15.15)     12.68
                                                              ------        ------       ------       ------     ------
NET ASSET VALUE, END OF PERIOD                                $13.96        $13.88       $11.78       $14.93     $30.08
                                                              ======        ======       ======       ======     ======
Total return(2)                                                 0.58 %       17.83 %     (21.10)%     (44.81)%    89.54 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                        $21,823       $32,118      $31,317      $30,874    $18,218

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                       2.15 %        2.15 %       2.15 %       2.15 %     2.25 %
   Gross operating expenses                                     2.20 %        2.26 %       2.21 %       2.20 %     2.65 %
   Net investment income (loss)                                (1.60)%       (1.76)%      (1.74)%      (1.61)%    (1.68)%
Portfolio turnover                                               200 %         164 %        135 %         96 %      124 %

(1) Computed using average shares outstanding.
(2) Sales charges are not reflected in total return calculation.

                        See Notes to Financial Statements
                                                                              35

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2004


1. ORGANIZATION

   Phoenix-Seneca Funds (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   Currently, three Funds are offered for sale (each a "Fund"). Phoenix-Seneca Bond Fund is diversified and has an investment objective of high total return from both current income and capital appreciation. Phoenix-Seneca Equity Income Fund (formerly Phoenix-Seneca Real Estate Securities Fund) is non-diversified and has an investment objective of high total return in both current income and long-term capital appreciation. Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund is diversified and has an investment objective of capital appreciation.

   Each Fund offers Class X, Class A, Class B, and Class C shares. Class X shares are sold without a sales charge. Class A shares of Bond Fund are sold with a front-end sales charge of up to 4.75%. Class A shares of Equity Income Fund and Mid-Cap "EDGE"(SM) Fund are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase.

   Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Class X bears no distribution and/or service expenses. Income and expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares, except for transfer agent and registration expenses which are unique to each class.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities; revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

   As required some securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

   Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code") and to distribute substantially all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

   The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest.

D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2004 (CONTINUED)

shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Funds do not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. OPTIONS:

   Each Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   Each Fund may purchase options which are included in the Funds' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At September 30, 2004, the Trust had no options outstanding.

G. EXPENSES:

   Expenses incurred with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made. Fund expenses that are not related to the distribution of shares of a particular class or to services provided specifically to a particular class are allocated among the classes on the basis of relative average daily net assets of each class. Expenses that relate to the distribution of shares or services provided to a particular class are allocated to that class.

H. REPURCHASE AGREEMENTS:

   A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

I. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

   Each Fund may engage in when-issued or delayed delivery transactions. Each Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

J. FOREIGN SECURITY COUNTRY DETERMINATION:

   A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: Country of incorporation, actual building address, primary exchange on which security is traded and country in which the greatest percentage of company revenue is generated.

3. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

   As compensation for its services to the Trust, Phoenix Investment Counsel, Inc. (the "Adviser"), an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX") is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

                                                                      Adviser
                                                                        Fee
                                                                      -------
Bond Fund ..........................................................   0.50%
Equity Income Fund .................................................   0.85%
Mid-Cap "EDGE"(SM) Fund ............................................   0.80%

   The Adviser has voluntarily agreed to reimburse each Fund's operating expenses through January 31, 2005, to the extent that such expenses exceed the following percentages of average annual net assets.

                                     Class X    Class A    Class B    Class C
                                     -------    -------    -------    -------
Bond Fund ........................    0.90%       1.15%     1.90%      1.90%
Equity Income Fund ...............    2.35%       3.05%     3.80%      3.80%
Mid-Cap "EDGE"(SM) Fund ..........    1.15%       1.40%     2.15%      2.15%

   The Adviser will not seek to recapture any prior years' reimbursed or waived investment advisory fees.

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2004 (CONTINUED)

   Seneca Capital Management LLC ("Seneca") is the subadviser to each of the Funds. A majority of the equity interests of Seneca are owned by Phoenix Investment Partners, Ltd. ("PXP"), an indirect, wholly-owned subsidiary of PNX. The Adviser pays the subadviser a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

Bond Fund ..........................................................  0.25%
Equity Income Fund .................................................  0.425%
Mid-Cap "EDGE"(SM) Fund ............................................  0.40%

   As Distributor of the Trust's shares, Phoenix Equity Planning Corporation ("PEPCO"), an indirect, wholly-owned subsidiary of PNX, has advised the Trust that it retained net selling commissions and deferred sales charges for the period ended September 30, 2004, as follows:

                                    Class A          Class B        Class C
                                  Net Selling       Deferred       Deferred
                                  Commissions     Sales Charges   Sales Charges
                                  -----------     -------------   -------------
Bond Fund ....................       $1,378         $ 39,477         $  168
Equity Income Fund ...........        1,642            3,456            228
Mid-Cap "EDGE"(SM) Fund ......        4,798          101,511          8,605

   In addition to these amounts, for the period October 1, 2003 to May 31, 2004, the following was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX, for Class A net selling commissions:

Bond Fund ....................       $1,056
Equity Income Fund ...........          942
Mid-Cap "EDGE"(SM) Fund ......        4,236

   W.S. Griffith Securities, Inc. no longer writes any business for the Funds.

   In addition, each Fund pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each respective Class. PEPCO has advised the Trust of the following information for the period ended September 30, 2004:

                           Distribution    Distribution       Distribution
                             and/or       and/or Service     and/or Service
                           Service Fees    Fees Paid to       Fees Paid to
                           Retained by     Unaffiliated       W.S. Griffith
                           Distributor     Participants     Securities, Inc.(1)
                           ------------   --------------    -------------------
Bond Fund ...............    $ 88,525        $100,157             $1,878
Equity Income Fund ......      21,507          19,710                804
Mid-Cap "EDGE"(SM) Fund .     473,898         197,704              3,501

(1) For the period ended May 31, 2004.

   Under certain circumstances, shares of certain Phoenix Funds may be exchanged for shares of the same class of certain other Phoenix Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

   As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide tax services and oversight of the performance of PFPC Inc. (subagent to PEPCO) plus (2) the documented cost of fund accounting and related services provided by PFPC Inc. The fee schedule of PFPC Inc. ranges from 0.065% to 0.03% of the average daily net asset values of each Fund. Certain minimum fees may apply. For the period ended September 30, 2004, the Trust incurred PEPCO financial agent fees totaling $242,004.

   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company serving as sub-transfer agent. For the period ended September 30, 2004, transfer agent fees were $490,458 as reported in the Statements of Operations, of which PEPCO retained the following:

                                                                 Transfer Agent
                                                                  Fee Retained
                                                                 --------------
Bond Fund ....................................................           --
Equity Income Fund ...........................................           --
Mid-Cap "EDGE"(SM) Fund ......................................      $59,303

   At September 30, 2004, PNX and its affiliates, and the retirement plans of PNX and its affiliates, held shares of the Trust which aggregated the following:

                                                                     Aggregate
                                                                     Net Asset
                                                         Shares        Value
                                                         ------      ---------
Bond Fund
         Class A .................................    1,296,460    $13,781,370
Equity Income Fund
         Class B .................................        9,831        160,835
         Class C .................................        9,831        161,327


4. PURCHASE AND SALE OF SECURITIES
   Purchases and sales of securities during the period ended September 30, 2004 (excluding U.S. Government and agency securities, short-term securities and options) were as follows:

                                                 Purchases             Sales
                                                ------------      ------------
Bond Fund ..................................    $ 56,703,145      $ 54,400,872
Equity Income Fund .........................      41,000,589        39,845,238
Mid-Cap "EDGE"(SM) Fund ....................     244,785,077       280,723,163

   Purchases and sales of long-term U.S. Government and agency securities during the period ended September 30, 2004 were as follows:

                                                 Purchases             Sales
                                                ------------      ------------
Bond Fund ..................................     $46,410,130       $44,503,649

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2004 (CONTINUED)

   Written call option activity for the period ended September 30, 2004 was as follows:

                                                        Equity Income Fund
                                                      ----------------------
                                                      Number of     Amount of
                                                       Options      Premiums
                                                      ---------     ---------

Options outstanding at September 30, 2003 ........         --       $     --
Options written ..................................        500         49,462
Options expired ..................................         --             --
Options closed ...................................       (500)       (49,462)
Options exercised ................................         --             --
                                                         ----       --------
Options outstanding at September 30, 2004 ........         --             --
                                                         ====       ========

5. 10% SHAREHOLDERS

   As of September 30, 2004, certain Funds had single shareholder and omnibus shareholder accounts (which are comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding. Neither shareholder is affiliated with PNX.

                                               Number of           % of Shares
                                               Accounts            Outstanding
                                               ---------           -----------
Equity Income Fund .........................   1 Account               54.5%
Mid-Cap "EDGE"(SM) Fund ....................   1 Omnibus Account       13.6%

6. CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

   Certain funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a fund, positive or negative, than if a fund did not concentrate its investments in such sectors.

   High yield/high risk debt securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex and as a result, it may be more difficult for the Adviser to accurately predict risk.

7. ILLIQUID AND RESTRICTED SECURITIES

   Investments shall be considered illiquid if they cannot be disposed of in seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining illiquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the Fund's Schedule of Investments where applicable.

   Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933. Generally, 144A securities are excluded from this category, except where defined as illiquid.

   At September 30, 2004, the Trust held the following restricted securities:

                                                        Market         % of
                        Acquisition    Acquisition       Value      Net Assets
Equity Income Fund          Date           Cost       at 9/30/04    at 9/30/04
------------------      -----------    -----------    ----------    ----------
NorthStar Capital
   Investment Corp.
      Shares 20,000 ...    12/17/97     $400,000
      Shares 15,000 ...     3/24/98      320,625
                                        --------
                                        $720,625        $420,000       1.5%
                                        ========

   At the end of the period, the value of restricted securities amounted to $420,000 or 1.5% of net assets.

   The Fund will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.

8. FEDERAL INCOME TAX INFORMATION

   The Funds have capital loss carryovers, which may be used to offset future capital gains, as follows:

                                                    Expiration Year
                                        -------------------------------------
Fund                                        2010        2011         Total
----                                    -----------  -----------  -----------
Mid-Cap
  "EDGE"(SM) Fund ..................    $38,911,392  $39,716,177  $78,627,569

   A Fund may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers.

   For the period ended September 30, 2004, the Funds utilized losses deferred in prior years against current year capital gains as follows:

Mid-Cap "EDGE"(SM) Fund ..........................   $4,100,834

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2004 (CONTINUED)

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedules of Investments) consist of undistributed ordinary income and undistributed long-term capital gains as follows:

                                               Undistributed    Undistributed
                                                  Ordinary        Long-Term
                                                    Income      Capital Gains
                                               -------------    -------------
Bond Fund ..................................      $ 50,931        $  376,303
Equity Income Fund .........................       418,594         3,440,193
Mid-Cap "EDGE"(SM) Fund ....................            --                --

   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

9. RECLASSIFICATION OF CAPITAL ACCOUNTS

   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise primarily from differing treatments of certain income and gain transactions, nondeductible current year operating losses, expiring capital loss carryovers, and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds.

   For the period ended September 30, 2004 the Funds recorded reclassifications to increase (decrease) the accounts listed below:

                             Capital Paid
                                 in on
                               Shares of       Accumulated       Undistributed
                              Beneficial       Net Realized      Net Investment
                               Interest        Gain (Loss)        Income (Loss)
                             ------------      ------------      --------------
Mid-Cap "EDGE"SM Fund ....   $(1,437,068)          $ --            $1,437,068

10. OTHER

   Effective December 3, 2003, the Equity Income Fund changed its name from Phoenix-Seneca Real Estate Securities Fund to Phoenix-Seneca Equity Income Fund.

11. PROXY VOTING PROCEDURES (UNAUDITED)

   The Adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 800-243-1574. These procedures and information regarding how the Funds voted proxies during the most recent twelve-month period ended June 30, is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

12. FORM N-Q INFORMATION (UNAUDITED)

   The Funds will be filing complete schedules of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q will be available on the SEC's website at http://www.sec.gov. Furthermore, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained at http://www.sec.gov/info/edgar/prrules.htm. This is a new filing requirement by the SEC. The initial Form N-Q filing for these Funds will be as of December 31, 2004 and will be available on the SEC's website on or about March 1, 2005.



--------------------------------------------------------------------------------
                       TAX INFORMATION NOTICE (UNAUDITED)

   For the fiscal year ended September 30, 2004, for federal income tax purposes, 10% of the ordinary income dividends paid by the Equity Income Fund qualify for the dividends received deduction for corporate shareholders.

   Effective for the fiscal year ended September 30, 2004, the Equity Income Fund hereby designates 10%, or the maximum allowable of its ordinary income dividends to qualify for the lower tax rate applicable to individual shareholders. The actual percentage for the calendar year will be designated in the year-end tax statements.

   For the fiscal year ended September 30, 2004, the Funds designated long-term capital gains dividends as follows:

   Bond Fund ..............................................     $  376,303
   Equity Income Fund .....................................      3,990,562

--------------------------------------------------------------------------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[GRAPHIC OMITTED]
PRICEWATERHOUSECOOPERS

To the Board of Trustees of
Phoenix-Seneca Funds and Shareholders of
Phoenix-Seneca Bond Fund
Phoenix-Seneca Equity Income Fund
Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund


   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Seneca Bond Fund, Phoenix-Seneca Equity Income Fund (formerly Phoenix-Seneca Real Estate Securities Fund) and Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund (constituting Phoenix-Seneca Funds, hereafter referred to as the "Trust") at September 30, 2004 and the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
November 12, 2004

FUND MANAGEMENT

     Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

     The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.


                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF
                                            PORTFOLIOS IN
                                            FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
    NAME, ADDRESS AND        LENGTH OF       OVERSEEN BY                          DURING PAST 5 YEARS AND
      DATE OF BIRTH         TIME SERVED        TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
E. Virgil Conway            Served since         35         Chairman, Rittenhouse Advisors, LLC (consulting firm) since 2001.
Rittenhouse Advisors, LLC   2000.                           Trustee/Director, Realty Foundation of New York (1972-present), Pace
101 Park Avenue                                             University (Director/Trustee Emeritus) (1978-present), New York Housing
New York, NY 10178                                          Partnership Development Corp. (Chairman) (1981-present), Greater New
DOB: 8/2/29                                                 York Councils, Boy Scouts of America (1985-present), The Academy of
                                                            Political Science (Vice Chairman) (1985-present), Urstadt Biddle
                                                            Property Corp. (1989-present), The Harlem Youth Development Foundation,
                                                            Chairman (1998-2002). Colgate University (Trustee Emeritus) (since
                                                            2004). Chairman/Director, Metropolitan Transportation Authority
                                                            (1992-2001). Director, Trism, Inc. (1994-2001), Consolidated Edison
                                                            Company of New York, Inc. (1970-2002), Atlantic Mutual Insurance Company
                                                            (1974-2002), Centennial Insurance Company (1974-2002), Josiah Macy, Jr.,
                                                            Foundation (1975-present), Union Pacific Corp. (1978-2002), BlackRock
                                                            Freddie Mac Mortgage Securities Fund (Advisory Director) (1990-2000),
                                                            Accuhealth (1994-2002).
------------------------------------------------------------------------------------------------------------------------------------
Harry Dalzell-Payne         Served since         35         Currently retired.
The Flat, Elmore Court      1999.
Elmore, GL0S, GL2 3NT
U.K.
DOB: 8/9/29
------------------------------------------------------------------------------------------------------------------------------------
Geraldine M. McNamara       Served since         35         Managing Director, U.S. Trust Company of New York (private bank)
U.S. Trust Company of       2001.                           (1982-present).
New York
11 West 54th Street
New York, NY 10019
DOB: 4/17/51
------------------------------------------------------------------------------------------------------------------------------------
Everett L. Morris           Served since         35         Currently retired, Vice President, W.H. Reaves and Company (investment
164 Laird Road              2000.                           management) (1993-2003).
Colts Neck, NJ 07722
DOB: 5/26/28
------------------------------------------------------------------------------------------------------------------------------------

                               INTERESTED TRUSTEES

     Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.


------------------------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF
    NAME, ADDRESS,                         PORTFOLIOS IN
    DATE OF BIRTH                           FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
    AND POSITION(S)           LENGTH OF       OVERSEEN BY                          DURING PAST 5 YEARS AND
      WITH TRUST             TIME SERVED       TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
*Philip R. McLoughlin       Served since         66         Consultant, Phoenix Investment Partners, Ltd. (2002-present). Director,
 DOB: 10/23/46              1999.                           PXRE Corporation (Delaware) (1985-present), World Trust Fund
                                                            (1991-present). Chairman (1997-2002), Director (1995-2002), Vice
Chairman                                                    Chairman (1995-1997) and Chief Executive Officer (1995-2002), Phoenix
                                                            Investment Partners, Ltd. Director and Executive Vice President,
                                                            (2000-2002), The Phoenix Companies, Inc., Director (1994-2002) and
                                                            Executive Vice President, Investments (1987-2002), Phoenix Life
                                                            Insurance Company. Director (1983-2002) and Chairman (1995-2002),
                                                            Phoenix Investment Counsel, Inc. Director (1982-2002) and President
                                                            (1982-2000), Phoenix Equity Planning Corporation. Chairman and
                                                            President, Phoenix/Zweig Advisers LLC (2001-2002). Director (2001-2002)
                                                            and President (April 2002-September 2002), Phoenix Investment Management
                                                            Company. Director and Executive Vice President, Phoenix Life and Annuity
                                                            Company (1996-2002). Director (1995-2000) and Executive Vice President
                                                            and Chief Investment Officer (1994-2002), PHL Variable Insurance
                                                            Company. Director, Phoenix National Trust Holding Company (2001-2002).
                                                            Director (1985-2002), Vice President (1986-2002), and Executive Vice
                                                            President (2002-2002), PM Holdings, Inc. Director, W.S. Griffith
                                                            Associates, Inc. (1995-2002). Director (1992-2002) and President
                                                            (1993-1994), W.S. Griffith Securities, Inc.
------------------------------------------------------------------------------------------------------------------------------------

*  Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his relationship with
   Phoenix Investment Partners, Ltd. and its affiliates.


                                             OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                            POSITION(S) HELD WITH
    NAME, ADDRESS AND        TRUST AND LENGTH OF                          PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH              TIME SERVED                                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Gail P. Seneca              President since 1996.      President and Chief Executive and Investment Officer, Seneca Capital
909 Montgomery Street                                  Management LLC (1996-present). Managing Director, Equities, Phoenix
San Francisco, CA 94133                                Investment Counsel, Inc. (1998-present). Managing General Partner and Chief
DOB: 3/7/53                                            Executive and Investment Officer, GMG/Seneca Capital Management LP
                                                       (1989-present). President, GenCap, Inc. (1994-present). Trustee,
                                                       Phoenix-Seneca Funds (1996-2000).
------------------------------------------------------------------------------------------------------------------------------------
John F. Sharry              Executive Vice President   Executive Vice President, Phoenix Investment Partners, Ltd. (1998-present),
DOB: 3/28/52                since 2000.                President, Phoenix Equity Planning Corporation (2000-present). Senior Vice
                                                       President, The Phoenix Companies, Inc. (2004 to present). Executive Vice
                                                       President, certain funds within the Phoenix Fund Complex (1998-present).
------------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss            Treasurer since 2000.      Vice President, Fund Accounting (1994-2000), Treasurer (1996-2000), Assistant
DOB: 11/24/52                                          Treasurer (2001-2003), Vice President, Operations (2003-present), Phoenix
                                                       Equity Planning Corporation. Treasurer, certain funds within the Phoenix Fund
                                                       Complex (1994-present).
------------------------------------------------------------------------------------------------------------------------------------
Matthew A. Swendiman        Secretary since 2004.      Counsel, Phoenix Life Insurance Company (2002-present). Vice President,
One American Row                                       Counsel, Chief Legal Officer and Secretary, certain of the funds within the
Hartford, CT 06102                                     Phoenix Fund Complex (2004-present). Assistant Vice President and Assistant
DOB: 4/5/73                                            Counsel, Conseco Capital Management (2000-2002).
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX-SENECA FUNDS
909 Montgomery Street
San Francisco, California 94133


TRUSTEES
E. Virgil Conway
Harry Dalzell-Payne
Philip R. McLoughlin, Chairman of the Board
Geraldine M. McNamara
Everett L. Morris

OFFICERS
Gail P. Seneca, President
John F. Sharry, Executive Vice President
Nancy G. Curtiss, Treasurer
Matthew A. Swendiman, Chief Legal Officer and Secretary

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

SUBADVISER
Seneca Capital Management LLC
909 Montgomery Street
San Francisco, California 94133

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 5501
Boston, Massachusetts 02206-5501

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110

HOW TO CONTACT US
Mutual Fund Services                                             1-800-243-1574
Advisor Consulting Group                                         1-800-243-4361
Text Telephone                                                   1-800-243-1926
Web site                                                 PHOENIXINVESTMENTS.COM




--------------------------------------------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
--------------------------------------------------------------------------------

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480


[GRAPHIC OMITTED]
PHOENIX
INVESTMENT PARTNERS, LTD.

A MEMBER OF THE PHOENIX COMPANIES, INC.



For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PHOENIXINVESTMENTS.COM.




NOT INSURED BY FDIC/NCUA OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

PXP 1140 (11/04)



ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     As of the end of the period covered by the report, the Board of Trustees of the Fund has determined that E. Virgil Conway and Everett L. Morris possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert". Mr. Conway and Mr. Morris are "independent" trustees pursuant to paragraph (a) (2) of Item 3 to form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $81,060 for 2003 and $81,060 for 2004.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2003 and $0 for 2004.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $14,750 for 2003 and $14,500 for 2004.

          "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company
          (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income and excise tax returns.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2003 and $0 for 2004.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

             The  Phoenix Seneca Funds (the "Fund") Board  has adopted  policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval").

             The Audit Committee has determined that Mr. E. Virgil Conway, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In the event that Mr. Conway determines that the full board should review the request, he has the opportunity to convene a meeting of the Funds Board. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                          2003         2004

                    (b)   N/A          N/A

                    (c)   0%           100%

                    (d)   N/A          N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $294,250 for 2003 and $385,928 for 2004.


     (h) The registrant's audit committee of the board of directors HAS considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS

Not yet applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.



ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.



ITEM 12. EXHIBITS.


     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)  Certifications  pursuant to  Rule 30a-2(a)  under the 1940 Act  and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications  pursuant to  Rule 30a-2(a)  under the  1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                  Phoenix-Seneca Funds
            ----------------------------------------------------------------

By (Signature and Title)*     /s/ Philip R. McLoughlin
                         ---------------------------------------------------
                              Philip R. McLoughlin, Chairman
                              (principal executive officer)

Date      December 9, 2004
    ------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*     /s/ Philip R. McLoughlin
                         ---------------------------------------------------
                              Philip R. McLoughlin, Chairman
                              (principal executive officer)

Date      December 9, 2004
    ------------------------------------------------------------------------


By (Signature and Title)*     /s/ Nancy G. Curtiss
                         ---------------------------------------------------
                              Nancy G. Curtiss, Treasurer
                              (principal financial officer)

Date      December 9, 2004
    ------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.